Exhibit 99.1

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

2015 GLOBAL LOSS TRIANGLES

Global Loss Development Triangle Cautionary Language

This report is for informational purposes only and is current only as of December 31, 2015.  Allied World Assurance Company Holdings, AG (“Allied World”, the “Company”, “we”, “us” or “our”) is under no obligation (and expressly disclaims any such obligation) to update or revise this report, whether as a result of new information, future events or otherwise.  Nothing contained in this report is or should be relied upon as a promise or representation as to the future.  Although the loss development patterns disclosed in this report are an important factor in the process used to estimate loss reserve requirements, they are not the only factors considered in establishing reserves.  The process for establishing reserves is subject to considerable variability and requires the use of informed estimates and judgments.  Important details, such as specific loss development expectations for particular contracts, years or events, cannot be developed solely by analyzing the information provided in this report.  In addition to analyzing loss development data, management incorporates additional information into the reserving process, such as pricing for insurance and reinsurance products as well as current market conditions.  Readers must keep these and other qualifications more fully described in this report in mind when reviewing this information.  Information presented in this report may differ materially from that reported in the Company’s financial statements prepared in accordance with accounting principles generally accepted in the United States due to differences in foreign exchange rates, exclusions, the impact of premium adjustments and other adjustments.  This report is a supplement to the Company’s financial disclosures and should be read in conjunction with the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents on file with the U.S. Securities and Exchange Commission (the “SEC”).  This report shall not be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this report reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements.  For example, the Company’s forward-looking statements could be affected by pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the Company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in the Company’s filings with the SEC.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.  The Company is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

2015 GLOBAL LOSS TRIANGLES

IV. SELECTED EXCERPTS FROM ALLIED WORLD’S 2015 10-K DISCLOSURE	39

V. GLOSSARY	45

I.                                        EXECUTIVE SUMMARY

Overview

A critical component of financial reporting for insurance and reinsurance companies is to accurately estimate potential losses and associated loss expenses on risks that have been insured or reinsured.  This report is Allied World’s release of its Global Loss Triangles (“GLTs”) as of December 31, 2015.  For your convenience, we have included a glossary of selected insurance and reinsurance terms beginning on page 45.

We establish a reserve for losses and loss expenses to cover our estimated liability for the payment of all losses and loss expenses incurred with respect to earned premiums on the policies and treaties that we write.  This reserve is a balance sheet liability representing estimates of losses and loss expenses we are required to pay for insured or reinsured claims that have occurred as of or before the balance sheet date.

The process of establishing loss reserves can be complex and is subject to considerable variability as it requires the use of judgment regarding numerous items, including future litigation trends, future inflation trends, new laws and regulations, attachment points and timing of payments.  Estimates of these reserves are subject to potential errors of estimation, which could be significant, as they are based upon the outcomes of future events.  The estimates are even more difficult for a company such as Allied World, as some of our casualty lines of business have relatively high attachment points (often exceeding $100 million) and relatively high net limits (with $25 million being a typical maximum).  Those characteristics make some of our casualty lines subject to claims that are very low in frequency (the number of actual claims), but very high in severity (the average claim size).  The combination of low frequency and high severity exacerbates the difficulty in establishing loss reserves for Allied World.  We caution that an attempt to evaluate our loss reserves using exclusively the data presented in this report could be misleading.

The reserve for losses and loss expenses is comprised of two main elements: outstanding loss reserves, also known as “case reserves,” and reserves for losses incurred but not reported (“IBNR”).  Outstanding loss reserves relate to known claims and represent management’s best estimate of the likely loss settlement cost.  Thus, there is a significant amount of estimation involved in determining the likely loss payment.  IBNR is the estimated liability for (1) claims that have occurred but have not yet been reported, and (2) changes in the values of claims that have been reported to us but are not yet settled.  IBNR reserves require judgment because they relate primarily to unreported events that, based on industry information, management’s experience and actuarial evaluation, can reasonably be expected to have occurred and are reasonably likely to result in a loss to the Company.  IBNR reserves related to estimated development of reported events are based on industry information, management’s experience and actuarial evaluation, and can reasonably be expected to reach our attachment point and are reasonably likely to result in a loss to the Company.  Each claim is resolved individually based upon its merits and it is not unusual for a claim to take years after being reported to settle, especially if legal action is involved.  As a result, reserves for losses and loss expenses include significant estimates for IBNR reserves.

The reserve for IBNR is estimated by management for each line of business based on various factors, including underwriters’ expectations about loss experience, actuarial analysis, comparisons with the results of industry benchmarks and loss experience to date.  The reserve for IBNR is calculated as the ultimate amount of losses and loss expenses less cumulative paid losses and loss expenses and case reserves.  Our actuaries employ generally accepted actuarial methodologies to determine estimated ultimate loss reserves.

When estimating IBNR reserves, we segregate the Company’s insurance and reinsurance loss and exposure data into over 160 classes in total.  Within each class, the business is further segregated by treaty year, accident year or report year.  Professional liability and healthcare lines of business are reviewed on a report year basis due to the claims-made nature of the underlying contracts.  Our general casualty insurance business is a mixture of claims-made and loss-occurring contracts.  Since the Company’s formation in November 2001, 68% of our gross earned premiums and 72% of our net earned premiums have been associated with occurrence policies for our general casualty insurance business.

Generally, initial actuarial estimates of IBNR reserves not related to a single event (such as a catastrophe) are based upon the expected loss ratio method applied to each class of business.  Actual paid losses and case reserves are subtracted from the expected ultimate losses to derive the IBNR reserves.  The initial expected loss ratio used in the expected loss ratio method involve managerial judgments and are based upon historical information for the class of business, which includes historic loss ratios, market conditions, changes in pricing, policy terms and conditions, peer analysis, underwriting changes, changes in claims emergence and other factors that may influence expected ultimate losses.  Over time, the actuarial estimates for our non-property lines of business generally become a blend of the Bornhuetter-Ferguson reported loss method (the “B-F method”) and the expected loss ratio method.  The B-F method incorporates actual reported loss data and expected unreported losses, which is a function of the initial expected loss ratio and the expected loss emergence pattern, to determine an estimate of ultimate losses.  The B-F method is often appropriate for lines of business where there is limited actual loss data and/or a relatively less stable pattern of loss emergence.  For additional details on the B-F method, see “IV.  Selected Excerpts from Allied World’s 2015 10-K Disclosure — Expected Loss Ratio Method” and “— Bornhuetter-Ferguson Reported Loss Method.”

These actuarial methods may be inappropriate for lines of business with very low frequency and high severity and in certain specific situations, such as catastrophe losses.  In such situations, specific knowledge of the open claims, the underlying exposures, ceded reinsurance, litigation trends, the types of coverages involved and the changes in the frequency or severity of the claim may be used to establish reserves.

Multiple estimates of ultimate losses using a variety of actuarial methods are calculated for many of our classes of business for each year of loss experience.  Our actuaries review each class of business and each year of loss experience and determine the most appropriate point estimate based upon the characteristics of the particular class of business and other relevant factors as described above.  Once our actuaries make their determination of the most appropriate point estimate for each class of business and for each year of loss experience, both gross and net of reinsurance, this information is aggregated and presented to management for consideration in establishing the recorded reserves for losses and loss expenses.

Major Changes From 2014 Global Loss Triangles

We have made several changes to our GLT report this year.  The changes were made for two primary reasons: (1) to move the reporting closer to what will be reported in our loss triangles under the new Financial Accounting Standards Board guidelines1, and (2) to reflect the Asian operations we acquired in 2015.  The changes are as follows:

•                  Non-U.S. dollar case reserves are now translated into U.S. dollars at the December 31, 2015 conversion rate.  Previously, the adjustment was based on the transaction date of the case reserves;

•                  We are no longer excluding large catastrophe events, such as earthquakes and hurricanes, from our GLTs;

•                  Aggregate loss triangles for our Asian operations, which include the Hong Kong, Singapore and Labuan operations acquired from Royal & Sun Alliance Insurance plc in April 2015, are presented separately along with the other GLTs; and

•                  We remapped several smaller lines of business within the GLTs.

Limitations of the Reserving Processes

Reserving actuaries, especially in personal lines and mid-market commercial lines companies, often employ common actuarial loss development methods to project ultimate losses from triangles of paid and reported losses.  These methods rely on an assumption that losses develop consistently from one year to the next, and for the expected loss ratio and B-F methods, on the assumption that an initial expected loss ratio and expected emergence pattern can be accurately selected.  However, Allied World writes complex lines of business, including excess casualty insurance and reinsurance, which often do not have the consistent patterns of reported losses that personal lines and mid-market commercial lines companies do.

Projections of ultimate losses require a significant amount of estimation and judgment based on a variety of factors.  We strongly caution against any assumption that common loss projection techniques applied mechanically can alone be used to estimate ultimate losses for our data as the outcome of such a simplistic approach would lead to misleading results and inaccurate conclusions.  Reasons to avoid simplistic projections include:

•                                          Many of our GLTs lack sufficient actuarial credibility to project ultimate losses and do not have the history to accurately estimate the development of losses beyond ten years.

1  Accounting Standards Update 2015-09, “Disclosures about Short-Duration Contracts”  (“ASU 2015-09”) issued in May 2015.  ASU 2015-09 will be effective starting with the Company’s Form 10-K for the year ending December 31, 2016.

•                                          As many of our casualty lines can have relatively low frequency and relatively high severity losses, the absence or emergence of only a few losses can distort our paid and reported GLTs.

•                                          Our casualty insurance with lower attachment points has been generally growing faster than our casualty insurance with higher attachment points.  The changing mix in attachment points can cause historical loss development to be inappropriate for estimating future loss development.

•                                          Our casualty insurance written on an occurrence policy form has been generally growing faster than our casualty insurance not written on an occurrence policy form.  The changing mix of policy forms can cause historical loss development to be inappropriate for future loss development.

•                                          Some of our largest inward reinsurance treaties have special characteristics, such as loss corridors, annual aggregate deductibles or swing-rated premiums that cannot be considered in a simplistic aggregate projection.

•                                          We have had changes in our underwriting philosophy over time, exiting or paring back some classes of business and in other classes changing coverage terms and conditions.

•                                          Losses develop differently for different classes of business.  The aim of the GLTs contained herein is to present our loss development experience in an informative format, while protecting proprietary Company information.  Accordingly, we do not show our 160+ reserving classes, but rather have aggregated them into 11 classes, which represent different geographies, pricing environments, legislative climates and policy forms and which will not be as homogeneous as our actual reserving classes would be if reported individually.

•                                          Paid loss development patterns are considerably longer than the corresponding reported loss development patterns and can produce for many of our classes of business extremely volatile indications, particularly within the first several years of development.

•                                          For many classes of business, pricing conditions have changed in recent years.  The extrapolation of losses and loss expense ratios from prior periods to current periods might not be appropriate.

In addition to these factors, financial turmoil in a particular geography or the effects of inflation (as discussed in more detail below) could adversely impact our ultimate losses and cause our projections and judgments regarding our expected loss reserves to differ materially from the ultimate losses we may incur.

Financial and Housing Markets — Worldwide financial and housing markets have experienced volatility and disruption in recent years.  As a result of the global credit crisis in 2007 through 2009, the following reserving classes have been impacted:

•              direct insurance professional liability lines (primarily the 2007 and 2008 report years), and

•              reinsurance professional liability lines (primarily the 2006 through 2008 treaty years).

These reported claims have caused higher reported losses and ALAE ratios for these years compared to other years at similar stages of development.  As a result, the ultimate loss development patterns on these years may differ from other years.  The uncertainty is increased by the fact that we often have relatively high average attachment points for many of these potential credit crisis-related claims for our direct insurance business and by the fact that we often provide D&O side A cover.  On side A cover, we are required to provide coverage to directors and officers for claims alleging negligence or malfeasance if such claims are not indemnified by the insured.

Our reserves for these lines of business are based on a detailed analysis of all open claims that considers attachment points, exposed limits, coverage provided and litigation trends as well as quarterly, in-depth discussions with members of our claims department and underwriting staff.

Inflation — Losses and loss expense reserves can be impacted by social and judicial inflation.  Higher than expected inflation can negatively impact the costs of claims as it may cause an increase in frequency (the number of actual claims) and severity (the average claim size).  Though our reserving techniques factor in inflation through the use of expected loss ratios derived from our pricing models, which consider the effects of inflation, and through the use of industry loss development patterns that go back as far as 1984, losses and loss expense reserves can be impacted by unexpected changes in inflation rates.  We do not explicitly account for excessive inflation in our reserves.

Treaty Year Projections

Data organized by treaty year assigns claims and premiums to the year in which the assumed reinsurance contract incepted.  As such, a treaty year may cover claims spanning several accident years.  This has two primary implications for estimating ultimate loss reserves.  First, the payment and reporting patterns are generally slower to develop than for the data presented by accident year or report year.  This means that it is even more critical that premium-based reserving methods, such as the expected loss ratio method or the B-F method, are used for the more recent years rather than loss development methods that can be distorted by small movements in actual paid or reported loss activity due to the application of large loss development factors.  Second, treaty years for which premium is not fully earned require an adjustment to the indicated reserves to reflect only the portion of the ultimate treaty year losses that are associated with losses that have occurred prior to the evaluation date.  This is typically done by developing an ultimate loss ratio estimate for the full treaty year and applying this loss ratio to the earned premiums from the treaty year.

II.            RECONCILIATION OF GLOBAL LOSS TRIANGLES TO DECEMBER 31, 2015 FINANCIAL STATEMENTS

The tables below provide a reconciliation of our presented GLTs to our audited financial statements as of and for the year ended December 31, 2014 and 2015, respectively.

(Expressed in U.S. dollars in thousands)

Paid Losses and Paid LAE in 2014 Calendar Year

Consolidated GLTs – net paid losses and ALAE[1]	$1,099,637
Paid losses and paid ALAE from excluded catastrophes	34,662
Paid ULAE	36,335
Foreign exchange and other	2,727
Paid losses and paid LAE in 2014 calendar year per Form 10-K	$1,173,361

Paid Losses and Paid LAE in 2015 Calendar Year

Consolidated GLTs – net paid losses and ALAE[2]	$1,256,960
Net paid losses and ALAE from Asian operations (since acquisition)	86,699
Paid ULAE	44,721
Foreign exchange and other	(779)
Paid losses and paid LAE in 2015 calendar year per Form 10-K	$1,387,600

Incurred Losses and Incurred LAE in 2014 Calendar Year

Consolidated GLTs – net reported losses and ALAE[1]	$1,125,867
Reported losses and reported ALAE from excluded catastrophes	2,283
Reported ULAE	36,335
Change in IBNR	22,500
Foreign exchange and other	12,205
Incurred losses and incurred LAE in 2014 calendar year per Form 10-K	$1,199,190

Incurred Losses and Incurred LAE in 2015 Calendar Year

Consolidated GLTs – net reported losses and ALAE[2]	$1,222,156
Net reported losses and ALAE from Asian operations (since acquisition)	101,602
Reported ULAE	44,721
Change in IBNR	219,100
Foreign exchange and other	(1,278)
Incurred losses and incurred LAE in 2015 calendar year per 10-K	$1,586,300

1              Excludes losses from the following catastrophes: 2004 Hurricanes/Tropical Storms Charlie, Frances, Jeanne and Ivan; 2005 Hurricanes/Tropical Storms Katrina, Rita and Wilma; 2008 Hurricanes/Tropical Storms Gustav and Ike; 2010 Chilean Earthquake; 2011 Japanese Earthquake/Tsunami; 2012 Superstorm Sandy.

2              Includes $(321) paid and $(746) reported from previously excluded catastrophes.

III.          GLOBAL LOSS TRIANGLES

Basis of Presentation

For the basis of this presentation, we have split our data into 11 classes of GLTs, six for our direct insurance business and five for our reinsurance business.  They are listed below:

Direct Insurance Business	Reinsurance Business
• Property	• Property Catastrophe
• General Casualty	• Property Per Risk
• Professional Liability Lines	• General Casualty
• Healthcare	• Professional Liability Lines
• Specialty Lines • Asian Operations	• Specialty Lines

•              Our direct insurance general casualty business contains a mix of claims-made, occurrence-reported and occurrence policy forms.

General Casualty Distribution of Gross Premiums Written

Underwriting Year	Claims-Made	Occurrence- Reported	Occurrence	Total

2002	20.3%	33.3%	46.4%	100.0%
2003	14.4%	38.8%	46.8%	100.0%
2004	19.4%	38.8%	41.8%	100.0%
2005	12.9%	37.2%	49.9%	100.0%
2006	14.6%	33.9%	51.5%	100.0%
2007	16.2%	35.7%	48.1%	100.0%
2008	15.5%	30.4%	54.2%	100.0%
2009	10.9%	22.1%	67.0%	100.0%
2010	11.4%	19.2%	69.5%	100.0%
2011	11.0%	15.0%	74.0%	100.0%
2012	9.4%	13.0%	77.6%	100.0%
2013	8.5%	10.7%	80.8%	100.0%
2014	11.1%	8.3%	80.6%	100.0%
2015	10.3%	6.4%	83.2%	100.0%

•              Our direct insurance specialty lines business includes aviation, surety, trade credit, onshore construction, marine cargo and marine liability.

•              Our Asian operations are comprised of a wide variety of lines, including motor, property, marine and employees’ compensation.

•              Our reinsurance business classified as “specialty lines” includes accident and health, workers’ compensation catastrophe coverage, aviation, crop and marine.

•              Our reinsurance business is presented separately from our direct insurance business as we show the reinsurance classes on a treaty year basis.  Many reinsurance treaties do not provide sufficient detail to split losses and loss adjustment expenses accurately by accident year or report year.

•              Our 11 classes were selected to create categories that were relatively homogeneous yet were not so small as to have insufficient actuarial credibility.

•              Our GLTs are presented in thousands of U.S. dollars, reflecting translation from local currencies.  These translations are as of December 31, 2015 for case reserves and as of the transaction date for paid losses.

Description of Data Presented

For each class of business, earned premiums are presented both gross and net of external reinsurance, with intercompany reinsurance transactions not being reflected in the GLTs.  For classes of business within our reinsurance lines, these premiums are presented on a treaty year basis.  For all other classes of business, the net earned premiums are presented on an accident year basis.  GLTs that show cumulative paid losses and ALAE, gross and net of reinsurance, are presented for each class of business.  In addition, we present GLTs of cumulative reported losses and ALAE (paid plus case reserves), gross and net of reinsurance, for each class of business.  For the reinsurance classes of business, the GLTs are presented on a treaty year basis.  For direct insurance business, property classes of business are presented on an accident year basis.  Our general casualty classes of business are a blend of policies where losses can be triggered by either report date or accident date, so the paid and reported losses are a blend of report year and accident year data.  The remaining casualty classes of business, including professional liability and healthcare, are presented on a report year basis.  These conventions match the common industry reserving practices for reinsurance and direct insurance, respectively.

Case reserves for Allied World’s reinsurance classes are generally established based upon reports received from ceding companies as we generally “follow their fortunes.”  Additional case reserves may be established by Allied World to reflect our estimated ultimate cost of a loss.  Any such additional case reserves have been included in the presented reinsurance GLTs.

The premiums in our reinsurance lines are often based upon estimates by the ceding companies.  At the end of the treaty year, these estimates will be replaced by actual premiums.  In addition, some of our reinsurance treaties may have premiums that are swing-rated subject to reinstatement premiums.  The presented premium data is subject to future adjustments, either upwards or downwards, based upon these factors.

GLT Class Details

Insurance Lines of Business

Property — Our property insurance GLTs are shown on both a gross and net of reinsurance basis (see pages 13 and 19).  The vast majority of the ceded reinsurance we have purchased for our direct property class of business is written as quota share reinsurance, with a smaller portion written as facultative reinsurance.

Our property book of business has shifted over time.  Over the last several years, we have de-emphasized energy classes of business, which included such industry classes as mining, chemical plants, pulp and paper manufacturing and refiners.  In addition, our Bermuda property book of business (which is included in the property insurance GLTs) has evolved from largely being a primary insurance account based book of business to where we now write many accounts on an excess basis.

General Casualty — Our general casualty insurance GLTs are shown on both a gross and net of reinsurance basis (see pages 14 and 20).  Our Bermuda and European casualty books of business are comprised largely of Fortune 1000-type accounts with generally high attachment points with medians between $80 million and $100 million.  Historically, about 64% to 66% of the earned premiums have come from occurrence policies.  This percentage grew to 83% in 2015 as our business mix has shifted to more occurrence business.  The vast majority of the ceded reinsurance we have purchased for the casualty class of business has been either quota share reinsurance or surplus treaty reinsurance.  The general casualty book has changed over time, with pharmaceutical and energy classes being de-emphasized in Bermuda and with the business underwritten in the United States (which generally has a lower attachment point profile) shrinking in the 2005-2007 calendar years and growing in the 2008-2015 calendar years.

Professional Liability Lines — Our professional liability lines insurance GLTs are shown on both a gross and net of reinsurance basis (see pages 15 and 21).  Professional liability lines include directors and officers liability, errors & omissions liability, D&O side A cover, employment practices liability insurance, crime and fiduciary liability business.  Similar to our casualty lines of business, many of our Bermuda and European professional liability lines are comprised of Fortune 1000 and FTSE 1000-type accounts with generally high attachment points with medians between $80 million and $100 million.  It is not uncommon for the Company to “ventilate” an account, which means the Company underwrites two excess layers with differing attachment points.  Our professional liability book underwritten in the United States has a very different profile, with a portion of the business underwritten on a primary basis for smaller, non-Fortune 1000 accounts.  Common classes include insurance agencies, psychologists/counselors and smaller law firms.  Our professional liability lines book of business, excluding crime, is written on a claims-made and an occurrence-reported basis and virtually none of this business is written on an occurrence basis (regardless of where it is written).  Crime insurance is written on a losses discovered basis.

Healthcare — Our healthcare insurance GLTs are shown on both a gross and net of reinsurance basis (see pages 16 and 22).  Our healthcare book of business is written on a claims-

made and occurrence-reported basis and has virtually no business written on occurrence policy forms.  The Bermuda healthcare group writes gross lines of up to $25 million, with average attachment points of around $45 million.  This business is largely comprised of large hospitals, but does include managed care organizations and healthcare systems.  The healthcare business underwritten in the United States has a much lower attachment point profile than the Bermuda book of business, with much of the U.S. business being written on a primary basis.  It includes smaller hospitals and hospital systems, and medical facilities such as home care providers, specialized surgery and rehabilitation centers, and outpatient clinics.  Our Bermuda business also writes some accounts on a primary basis, although typically over a large deductible.

Specialty Lines — Our specialty lines insurance GLTs are shown on both a gross and net of reinsurance basis (see pages 17 and 23).  Our specialty lines book includes aviation, surety, trade credit and marine cargo lines of business.  Our aviation line writes a combination of airlines, aerospace and general aviation.  It writes gross lines up to $85 million but with much smaller net lines.  Our surety line targets contractors and writes (on a per bond basis) gross limits up to $20 million and net lines up to $10 million.  Our trade credit line targets exporters, importers, financial institutions, contractors and investors.

Asian Operations — Our Asian operations GLTs are shown on both a gross and net of reinsurance basis (see pages 18 and 24).  This is a roll-up of our recently acquired Asian operations2.  They are comprised of a wide variety of lines, including motor, property, marine and employees’ compensation.  While this is a mix of many different lines of business, they have historically tended to have a relatively short tail in aggregate.  These GLTs are presented to show how losses developed under prior management and may not be indicative of how the losses will develop in subsequent periods due to changes in reserving methodologies and claims handling processes.

Reinsurance Lines of Business

Property Catastrophe — Our property catastrophe reinsurance GLTs are shown on both a gross and net of reinsurance basis (see pages 25 and 30).  This business is excess-of-loss property catastrophe reinsurance.  Typically, it has a relatively short tail.

Property Per Risk — Our property per risk reinsurance GLTs are shown on both a gross and net of reinsurance basis (see pages 26 and 31).  This line contains our entire property reinsurance book of business, excluding property catastrophe coverages, and is written as either excess-of-loss reinsurance or quota share reinsurance.  As discussed previously, these loss triangles do not have catastrophe losses removed this year.

General Casualty — Our general casualty reinsurance GLTs are shown on both a gross and net of reinsurance basis (see pages 27 and 32).  This business is essentially comprised of any business that does not fit into the other casualty classes.  It is largely umbrella casualty business that contains some workers’ compensation business.  This business can be written as either excess-of-loss reinsurance or quota share reinsurance.

2              The loss triangles presented on pages 18 and 24 reflect loss development data solely with respect to the Hong Kong, Singapore and Labuan operations that we acquired from Royal & Sun Alliance Insurance plc in April 2015.  Loss development data with respect to our Asian operations that were not acquired from Royal & Sun Alliance Insurance plc is reflected in the loss triangles for the applicable classes of our Direct Insurance Business and Reinsurance Business.

Professional Liability Lines — Our professional liability lines reinsurance GLTs are shown on both a gross and net of reinsurance basis (see pages 28 and 33).  This business is largely written on a claims-made basis.  Lines of business include employment practices liability insurance, medical malpractice, directors and officers, errors and omissions and miscellaneous professional classes and transactional risk liability.  Some of our larger treaties can have complex structures, including swing-rated premiums, loss corridors and annual aggregate deductibles.  This business is written as either excess-of-loss reinsurance or quota share reinsurance.

Specialty Lines — Our specialty lines reinsurance GLTs are shown on both a gross and net of reinsurance basis (see pages 29 and 34).  This business is a mixture of miscellaneous lines, including accident and health (which is predominantly catastrophe driven), workers’ compensation catastrophe, aviation, crop and marine.  The marine treaties were impacted by various hurricanes (specifically Ivan, Katrina, Rita, Ike and Gustav) that went through the Gulf of Mexico.  As discussed previously, these loss triangles do not have catastrophe losses removed this year.

Year-End 2015 Global Loss Triangles - North American and Global Markets Segments

U.S. dollars in thousands

Property Insurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	2,584	29,354	46,287	51,590	56,582	56,687	56,776	56,675	56,700	56,701	56,701	56,701	56,709	56,709
2003	50,572	136,299	198,801	217,328	218,048	217,531	221,698	221,688	221,846	221,814	221,834	221,827	221,825
2004	71,776	264,033	346,876	373,186	388,494	394,203	400,577	401,922	407,787	408,345	408,743	408,790
2005	147,847	490,807	704,656	782,860	813,007	820,158	823,598	823,818	829,918	828,093	828,309
2006	30,040	103,621	172,546	201,132	208,659	210,277	212,916	218,960	218,053	216,058
2007	43,151	129,076	169,655	186,261	191,756	199,710	214,911	213,399	215,002
2008	88,514	232,729	289,377	303,164	316,204	321,218	321,435	319,800
2009	24,044	64,420	74,513	77,316	80,185	80,135	80,122
2010	87,553	166,541	193,563	208,715	213,078	214,366
2011	62,097	150,752	211,260	232,808	235,153
2012	31,760	138,574	180,051	194,558
2013	38,279	83,361	97,849
2014	49,596	112,313
2015	73,937

Reported Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	18,244	54,063	58,482	59,101	57,368	56,845	57,984	56,707	56,700	56,701	56,701	56,701	56,709	56,709
2003	145,799	207,397	228,095	231,881	226,970	223,985	222,854	222,650	222,549	222,481	222,501	222,494	222,493
2004	201,119	385,929	409,787	415,463	409,219	407,538	407,046	405,201	409,067	409,276	409,349	409,191
2005	578,969	841,190	849,854	835,013	837,823	828,110	828,032	825,320	830,667	828,640	828,589
2006	147,288	216,616	229,833	220,279	217,833	215,061	217,096	222,269	219,773	217,415
2007	172,162	221,442	223,688	218,546	219,371	220,368	222,945	221,321	219,559
2008	345,481	363,252	337,760	325,964	325,700	322,438	321,829	319,882
2009	88,283	88,113	86,485	84,983	81,972	81,566	81,130
2010	174,669	218,663	218,666	216,236	216,124	216,345
2011	206,076	237,064	237,899	242,067	241,570
2012	152,780	198,425	197,498	199,051
2013	91,290	107,945	105,536
2014	136,722	149,927
2015	162,016

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	9%	28%	30%	30%	29%	29%	30%	29%	29%	29%	29%	29%	29%	29%
2003	30%	43%	47%	48%	47%	46%	46%	46%	46%	46%	46%	46%	46%
2004	36%	68%	72%	73%	72%	72%	72%	72%	72%	72%	72%	72%
2005	122%	177%	178%	175%	176%	174%	174%	173%	174%	174%	174%
2006	33%	49%	52%	50%	49%	49%	49%	50%	50%	49%
2007	41%	52%	53%	52%	52%	52%	53%	52%	52%
2008	97%	102%	94%	91%	91%	90%	90%	89%
2009	32%	32%	32%	31%	30%	30%	30%
2010	74%	93%	93%	92%	92%	92%
2011	90%	104%	104%	106%	106%
2012	58%	75%	75%	75%
2013	32%	37%	36%
2014	43%	48%
2015	49%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	196,237	56,709	—	56,709	—	56,709	28.9%	—
2003	483,719	221,825	668	222,493	167	222,660	46.0%	834
2004	565,327	408,790	401	409,191	255	409,446	72.4%	655
2005	476,481	828,309	280	828,589	7	828,595	173.9%	287
2006	441,138	216,058	1,357	217,415	350	217,765	49.4%	1,707
2007	423,468	215,002	4,556	219,559	1,628	221,187	52.2%	6,185
2008	357,588	319,800	83	319,882	1,056	320,938	89.8%	1,139
2009	272,980	80,122	1,008	81,130	1,846	82,976	30.4%	2,854
2010	235,337	214,366	1,979	216,345	4,275	220,620	93.7%	6,254
2011	228,168	235,153	6,418	241,570	(104)	241,467	105.8%	6,314
2012	264,979	194,558	4,493	199,051	2,168	201,219	75.9%	6,661
2013	289,523	97,849	7,687	105,536	2,538	108,074	37.3%	10,225
2014	315,217	112,313	37,614	149,927	12,456	162,383	51.5%	50,070
2015	330,956	73,937	88,079	162,016	43,909	205,925	62.2%	131,988

Total	4,881,118	3,274,791	154,621	3,429,413	70,552	3,499,965	71.7%	225,173

Year-End 2015 Global Loss Triangles - North American and Global Markets Segments

U.S. dollars in thousands

General Casualty Insurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	0	0	185	464	2,848	4,691	5,591	6,574	7,802	8,662	9,887	32,509	47,524	48,104
2003	0	461	16,019	18,500	29,401	55,140	57,458	57,463	57,487	57,534	58,354	58,446	58,518
2004	0	21	90	634	5,507	8,516	19,470	24,754	31,861	35,183	42,687	49,065
2005	15	26,548	31,396	63,544	65,785	118,117	118,386	120,531	121,513	121,544	121,963
2006	—	274	2,591	34,249	84,696	108,738	108,776	108,837	110,379	110,471
2007	107	7,235	9,707	13,553	26,963	29,224	30,500	33,784	33,871
2008	1,319	8,351	26,339	47,512	53,180	56,216	120,967	121,446
2009	309	8,309	36,390	60,410	72,053	77,508	78,367
2010	1,031	61,092	132,685	141,521	154,745	161,520
2011	8,218	28,670	66,021	109,831	162,266
2012	7,699	47,592	93,942	134,238
2013	14,045	57,152	94,969
2014	19,957	86,552
2015	24,189

Reported Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	1,350	572	943	552	6,299	15,593	16,504	17,367	23,355	22,051	32,228	45,248	55,757	55,948
2003	23	13,124	25,852	33,579	58,980	59,132	57,656	57,566	57,537	57,534	58,484	58,476	58,518
2004	1,007	540	816	915	7,822	24,800	25,153	34,192	35,431	43,149	56,753	57,440
2005	29,917	109,089	113,264	119,558	123,445	124,353	123,265	149,552	137,550	137,774	138,062
2006	165	30,097	39,318	90,005	92,725	108,758	108,816	110,876	110,379	110,494
2007	3,422	14,710	15,238	32,022	37,217	38,275	37,185	36,419	36,301
2008	8,193	26,711	52,120	52,735	56,867	70,910	121,546	122,533
2009	1,845	35,215	49,780	70,483	83,539	81,797	82,013
2010	70,040	131,957	159,197	165,320	174,735	177,221
2011	34,351	109,140	160,133	173,535	171,834
2012	56,092	89,051	136,529	179,476
2013	55,032	98,613	135,867
2014	59,653	140,662
2015	56,140

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	2%	1%	1%	1%	7%	18%	19%	20%	27%	25%	37%	51%	63%	64%
2003	0%	5%	10%	13%	23%	23%	22%	22%	22%	22%	23%	23%	23%
2004	0%	0%	0%	0%	2%	7%	8%	10%	11%	13%	17%	17%
2005	10%	37%	38%	40%	41%	42%	41%	50%	46%	46%	46%
2006	0%	11%	14%	33%	34%	39%	40%	40%	40%	40%
2007	1%	6%	6%	12%	14%	14%	14%	14%	14%
2008	3%	11%	21%	22%	23%	29%	50%	50%
2009	1%	13%	19%	27%	32%	31%	31%
2010	24%	46%	55%	57%	60%	61%
2011	10%	33%	48%	52%	52%
2012	14%	22%	34%	44%
2013	10%	18%	25%
2014	9%	21%
2015	7%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	88,051	48,104	7,844	55,948	6,796	62,744	71.3%	14,640
2003	257,017	58,518	—	58,518	18,878	77,397	30.1%	18,878
2004	332,389	49,065	8,376	57,440	28,090	85,531	25.7%	36,466
2005	297,511	121,963	16,099	138,062	47,166	185,227	62.3%	63,264
2006	275,405	110,471	23	110,494	36,678	147,171	53.4%	36,701
2007	264,680	33,871	2,430	36,301	40,506	76,807	29.0%	42,936
2008	243,673	121,446	1,087	122,533	42,704	165,237	67.8%	43,791
2009	264,961	78,367	3,646	82,013	59,388	141,401	53.4%	63,035
2010	288,877	161,520	15,700	177,221	91,871	269,092	93.2%	107,571
2011	330,615	162,266	9,568	171,834	108,982	280,815	84.9%	118,550
2012	405,906	134,238	45,238	179,476	140,498	319,974	78.8%	185,736
2013	539,076	94,969	40,898	135,867	258,253	394,121	73.1%	299,152
2014	655,564	86,552	54,110	140,662	304,827	445,489	68.0%	358,937
2015	787,259	24,189	31,950	56,140	482,576	538,715	68.4%	514,526

Total	5,030,983	1,285,538	236,970	1,522,508	1,667,213	3,189,722	63.4%	1,904,183

Year-End 2015 Global Loss Triangles - North American and Global Markets Segments

U.S. dollars in thousands

Professional Liability Lines Insurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	—	10	61	5,225	13,909	45,884	59,860	59,930	59,944	59,984	62,538	62,538	62,540	62,604
2003	20	80	603	802	6,002	16,936	17,238	26,397	26,479	27,620	27,634	28,261	53,291
2004	15	683	7,406	29,477	30,403	39,004	48,452	48,571	48,702	48,721	48,766	48,794
2005	95	3,328	7,370	23,528	24,320	44,267	44,547	44,851	66,526	66,685	66,952
2006	296	6,850	44,815	59,330	88,030	97,134	111,154	121,125	174,147	193,541
2007	1,401	12,296	41,310	66,992	77,189	91,900	97,010	98,165	143,410
2008	2,750	22,943	46,656	103,602	162,592	193,830	211,287	241,210
2009	6,051	31,866	52,805	68,042	91,771	125,441	138,955
2010	9,628	43,547	70,837	97,257	121,085	130,212
2011	15,377	70,623	147,005	176,979	214,727
2012	17,676	76,777	138,139	221,047
2013	11,280	58,759	111,192
2014	14,349	88,784
2015	13,847

Reported Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	—	2,010	7,062	23,775	27,996	47,706	60,640	59,930	59,944	59,984	62,538	62,538	62,540	62,740
2003	60	243	858	6,194	33,142	41,421	44,378	41,936	43,495	43,136	50,658	67,531	67,565
2004	434	1,692	8,106	32,701	55,437	55,592	61,361	60,795	60,926	55,930	55,975	53,869
2005	3,931	15,625	48,363	51,426	50,281	58,062	58,190	59,136	67,575	76,773	102,099
2006	41,225	52,944	91,062	114,912	131,744	181,488	183,861	177,677	178,785	194,987
2007	11,223	47,137	111,621	143,673	135,584	124,919	129,073	136,781	176,722
2008	17,245	85,867	125,477	174,699	212,851	221,787	229,701	264,896
2009	20,752	62,066	79,278	92,914	158,071	188,723	164,429
2010	30,729	70,626	107,181	119,337	141,075	163,323
2011	47,119	120,391	195,479	220,618	238,910
2012	47,121	168,666	266,923	317,095
2013	45,746	103,763	158,248
2014	44,386	131,614
2015	37,110

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	0%	3%	12%	40%	47%	80%	102%	101%	101%	101%	105%	105%	105%	105%
2003	0%	0%	0%	3%	14%	17%	19%	18%	18%	18%	21%	28%	28%
2004	0%	1%	3%	10%	17%	17%	19%	19%	19%	17%	17%	17%
2005	1%	4%	14%	15%	14%	16%	17%	17%	19%	22%	29%
2006	10%	13%	23%	29%	33%	46%	47%	45%	45%	49%
2007	3%	11%	26%	33%	31%	29%	30%	32%	41%
2008	4%	19%	27%	38%	47%	49%	50%	58%
2009	4%	12%	16%	18%	31%	37%	32%
2010	6%	15%	23%	25%	30%	34%
2011	10%	25%	41%	46%	50%
2012	9%	32%	51%	61%
2013	8%	18%	28%
2014	8%	22%
2015	6%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	59,558	62,604	136	62,740	148	62,888	105.6%	284
2003	237,656	53,291	14,274	67,565	6,455	74,020	31.1%	20,729
2004	321,801	48,794	5,075	53,869	6,296	60,165	18.7%	11,371
2005	352,174	66,952	35,147	102,099	11,876	113,975	32.4%	47,023
2006	395,104	193,541	1,447	194,987	13,363	208,350	52.7%	14,809
2007	431,009	143,410	33,313	176,722	19,496	196,218	45.5%	52,809
2008	457,068	241,210	23,685	264,896	48,675	313,571	68.6%	72,361
2009	506,068	138,955	25,473	164,429	44,537	208,966	41.3%	70,010
2010	475,071	130,212	33,111	163,323	70,639	233,962	49.2%	103,750
2011	475,741	214,727	24,183	238,910	88,768	327,678	68.9%	112,951
2012	523,397	221,047	96,048	317,095	143,645	460,740	88.0%	239,693
2013	568,033	111,192	47,055	158,248	223,631	381,878	67.2%	270,686
2014	585,137	88,784	42,831	131,614	279,119	410,734	70.2%	321,950
2015	657,896	13,847	23,264	37,110	382,082	419,192	63.7%	405,346

Total	6,045,712	1,728,568	405,041	2,133,609	1,338,730	3,472,339	57.4%	1,743,771

Year-End 2015 Global Loss Triangles - North American and Global Markets Segments

U.S. dollars in thousands

Healthcare Insurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	—	835	2,158	3,209	5,533	8,008	8,020	8,023	8,025	8,025	8,027	8,027	8,027	8,027
2003	1	4,202	11,148	13,777	14,724	18,198	18,756	20,074	20,104	23,203	23,682	24,210	24,253
2004	2	852	5,892	9,738	12,694	13,229	13,379	13,786	15,325	16,432	17,060	17,115
2005	277	2,861	4,941	10,255	11,122	11,692	13,475	13,647	14,205	15,012	15,037
2006	381	4,009	5,864	12,839	16,034	19,443	22,350	22,403	22,478	22,482
2007	944	7,190	17,307	20,125	23,303	32,100	41,666	42,528	43,306
2008	793	9,776	18,469	28,147	34,461	37,679	40,462	43,490
2009	6,586	16,658	27,046	38,893	65,611	104,218	108,255
2010	2,139	12,035	32,320	51,202	69,401	85,166
2011	1,952	15,628	58,652	96,232	117,577
2012	1,917	19,552	47,615	80,110
2013	3,299	21,868	88,284
2014	1,638	12,043
2015	1,221

Reported Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	130	1,350	5,450	8,985	8,910	8,444	8,121	8,086	8,046	8,042	8,027	8,027	8,027	8,027
2003	345	11,153	20,246	20,723	20,529	23,625	23,160	23,420	23,793	25,905	24,294	24,893	24,253
2004	1,849	6,406	12,190	14,720	14,999	16,045	15,928	15,944	17,967	16,524	17,064	17,115
2005	5,566	11,649	15,497	14,435	13,384	13,710	14,639	15,443	15,803	15,283	15,088
2006	5,666	11,753	13,222	17,022	19,082	24,650	23,322	23,184	22,478	26,865
2007	3,773	15,281	24,537	37,172	39,822	45,816	44,230	44,551	43,922
2008	3,801	19,115	33,315	40,238	45,251	46,688	47,868	47,031
2009	10,999	29,590	48,289	73,091	97,406	110,718	112,353
2010	11,731	38,553	77,116	83,186	86,459	93,921
2011	10,479	50,825	100,131	121,249	139,605
2012	15,082	56,592	79,474	122,157
2013	10,583	82,633	122,612
2014	7,712	26,124
2015	9,330

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	0%	3%	14%	23%	22%	21%	20%	20%	20%	20%	20%	20%	20%	20%
2003	0%	15%	27%	27%	27%	31%	30%	31%	31%	34%	32%	33%	32%
2004	2%	5%	10%	12%	12%	13%	13%	13%	15%	14%	14%	14%
2005	4%	9%	11%	11%	10%	10%	11%	11%	12%	11%	11%
2006	4%	8%	9%	11%	13%	16%	16%	15%	15%	18%
2007	3%	10%	17%	25%	27%	31%	30%	30%	30%
2008	2%	11%	20%	24%	27%	27%	28%	28%
2009	6%	15%	24%	37%	49%	56%	57%
2010	5%	17%	35%	37%	39%	42%
2011	5%	22%	44%	53%	61%
2012	6%	24%	33%	51%
2013	5%	35%	52%
2014	4%	13%
2015	5%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	39,904	8,027	—	8,027	—	8,027	20.1%	—
2003	76,140	24,253	—	24,253	879	25,132	33.0%	879
2004	120,800	17,115	0	17,115	1,306	18,421	15.2%	1,306
2005	136,577	15,037	50	15,088	1,928	17,016	12.5%	1,979
2006	150,401	22,482	4,383	26,865	1,708	28,572	19.0%	6,091
2007	147,720	43,306	616	43,922	3,365	47,287	32.0%	3,981
2008	170,600	43,490	3,541	47,031	5,107	52,138	30.6%	8,648
2009	197,273	108,255	4,098	112,353	8,478	120,831	61.3%	12,575
2010	222,171	85,166	8,756	93,921	14,821	108,742	48.9%	23,577
2011	228,445	117,577	22,028	139,605	18,333	157,939	69.1%	40,361
2012	238,007	80,110	42,048	122,157	41,455	163,613	68.7%	83,503
2013	234,000	88,284	34,327	122,612	61,393	184,004	78.6%	95,720
2014	205,536	12,043	14,081	26,124	115,380	141,504	68.8%	129,461
2015	180,511	1,221	8,110	9,330	117,890	127,220	70.5%	126,000

Total	2,348,083	666,366	142,037	808,403	392,043	1,200,446	51.1%	534,080

Year-End 2015 Global Loss Triangles - North American and Global Markets Segments

U.S. dollars in thousands

Specialty Lines Insurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—
2010	—	—	—	—	—	—
2011	1	1	1	1	1
2012	0	202	2,820	3,172
2013	324	7,387	25,104
2014	22,204	56,929
2015	18,432

Reported Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—
2010	—	—	—	—	—	—
2011	1	1	1	1	1
2012	0	210	3,165	3,172
2013	420	9,862	27,685
2014	29,374	71,924
2015	41,147

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002
2003
2004
2005
2006
2007
2008
2009
2010	0%	0%	0%	0%	0%	0%
2011	0%	0%	0%	0%	0%
2012	0%	2%	23%	23%
2013	1%	29%	82%
2014	40%	98%
2015	44%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	—	—	—	—	—	—	0.0%	—
2003	—	—	—	—	—	—	0.0%	—
2004	—	—	—	—	—	—	0.0%	—
2005	—	—	—	—	—	—	0.0%	—
2006	—	—	—	—	—	—	0.0%	—
2007	—	—	—	—	—	—	0.0%	—
2008	—	—	—	—	—	—	0.0%	—
2009	—	—	—	—	—	—	0.0%	—
2010	153	—	—	—	—	—	0.0%	—
2011	3,132	1	—	1	(3)	(2)	-0.1%	(3)
2012	13,764	3,172	—	3,172	(41)	3,131	22.7%	(41)
2013	33,696	25,104	2,581	27,685	2,903	30,588	90.8%	5,484
2014	73,707	56,929	14,995	71,924	7,604	79,527	107.9%	22,599
2015	92,551	18,432	22,716	41,147	28,451	69,599	75.2%	51,167

Total	217,004	103,637	40,292	143,929	38,914	182,842	84.3%	79,206

Year-End 2015 Global Loss Triangles - North American and Global Markets Segments

U.S. dollars in thousands

Asian Operations Insurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002
2003
2004
2005
2006	9,359	29,168	34,526	39,059	42,108	48,509	49,229	48,560	48,675	48,780
2007	10,617	37,508	45,876	53,175	59,478	61,350	61,948	63,964	66,540
2008	12,319	34,034	52,117	57,963	61,257	63,041	64,526	64,886
2009	9,659	34,466	53,407	60,716	71,320	73,008	73,667
2010	11,694	34,440	48,694	57,156	63,749	67,094
2011	16,538	54,842	90,740	118,743	125,294
2012	17,012	51,472	83,475	100,936
2013	23,589	59,130	97,612
2014	27,223	73,501
2015	27,638

Reported Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002
2003
2004
2005
2006	42,535	50,419	53,869	50,792	50,070	51,216	50,391	49,410	49,369	49,017
2007	58,279	68,061	71,707	70,186	66,704	65,359	65,713	66,103	67,164
2008	51,163	68,092	73,245	68,603	66,962	66,521	66,130	65,667
2009	60,956	80,109	80,447	77,337	77,981	76,668	76,326
2010	64,159	73,197	72,963	71,266	71,453	71,048
2011	141,222	157,383	139,746	133,799	135,350
2012	80,694	110,564	114,867	116,508
2013	99,375	129,527	140,751
2014	113,819	150,398
2015	114,205

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002
2003
2004
2005
2006	29%	34%	37%	34%	34%	35%	34%	34%	34%	33%
2007	40%	47%	50%	49%	46%	45%	46%	46%	47%
2008	33%	44%	47%	44%	43%	43%	42%	42%
2009	37%	49%	49%	47%	48%	47%	47%
2010	36%	42%	41%	41%	41%	40%
2011	71%	79%	70%	67%	68%
2012	35%	48%	50%	51%
2013	40%	52%	56%
2014	40%	53%
2015	43%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002
2003
2004
2005
2006	147,287	48,780	237	49,017	5	49,022	33.3%	243
2007	144,091	66,540	624	67,164	5	67,169	46.6%	629
2008	155,810	64,886	781	65,667	14	65,681	42.2%	795
2009	162,997	73,667	2,659	76,326	(34)	76,293	46.8%	2,626
2010	175,880	67,094	3,954	71,048	439	71,488	40.6%	4,394
2011	199,097	125,294	10,057	135,350	(26)	135,325	68.0%	10,031
2012	228,099	100,936	15,572	116,508	1,696	118,204	51.8%	17,267
2013	250,071	97,612	43,140	140,751	6,979	147,731	59.1%	50,119
2014	283,822	73,501	76,898	150,398	18,722	169,120	59.6%	95,620
2015	268,233	27,638	86,566	114,205	55,181	169,386	63.1%	141,748

Total	2,015,386	745,948	240,488	986,436	82,983	1,069,420	53.1%	323,472

The loss triangles presented on pages 18 and 24 reflect loss development data solely with respect to the Hong Kong, Singapore and Labuan operations that we acquired from Royal & Sun Alliance Insurance plc in April 2015.  Loss development data with respect to our Asian operations that were not acquired from Royal & Sun Alliance Insurance plc is reflected in the loss triangles for the applicable classes of our Direct Insurance Business and Reinsurance Business.

Year-End 2015 Global Loss Triangles - North American and Global Markets Segments

U.S. dollars in thousands

Property Insurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	2,572	27,085	39,606	43,638	48,955	49,063	49,154	49,054	49,066	49,067	49,067	49,067	49,071	49,071
2003	49,208	118,094	163,485	175,303	175,715	175,379	179,293	179,283	179,378	179,392	179,412	179,410	179,408
2004	57,083	196,908	262,214	280,576	289,018	291,553	296,691	297,588	301,860	301,232	301,638	301,686
2005	76,106	211,621	308,951	344,013	352,377	354,479	355,889	355,167	357,303	358,403	358,472
2006	12,871	46,209	76,773	87,886	93,293	94,060	95,230	98,988	98,771	98,621
2007	20,325	62,106	79,511	86,918	89,091	94,204	101,836	101,156	101,753
2008	48,611	134,043	166,988	176,412	183,006	187,538	187,645	186,331
2009	15,993	42,846	50,242	53,634	54,424	54,457	54,405
2010	65,905	114,361	133,976	143,780	147,533	148,427
2011	38,681	104,447	150,416	167,691	169,427
2012	25,304	110,366	142,507	153,044
2013	31,119	67,616	79,478
2014	39,548	86,228
2015	55,528

Reported Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	15,598	47,896	50,569	50,851	49,718	49,203	50,343	49,066	49,066	49,067	49,067	49,067	49,071	49,071
2003	130,333	172,603	187,503	187,058	182,727	180,628	179,872	179,675	179,639	179,619	179,638	179,636	179,635
2004	143,255	281,296	301,663	308,410	302,220	301,183	300,647	300,306	302,619	301,809	301,926	301,825
2005	301,418	388,699	379,504	365,313	364,693	358,493	358,219	355,666	357,591	358,609	358,571
2006	61,370	93,472	99,015	98,188	97,152	96,511	98,126	101,406	100,199	99,738
2007	83,866	104,807	105,956	104,739	104,984	105,673	107,706	106,926	106,131
2008	208,526	217,763	199,797	190,215	189,704	187,958	187,592	186,081
2009	57,979	60,694	59,807	60,318	55,619	55,449	55,152
2010	118,379	148,221	149,447	148,897	149,774	149,563
2011	144,372	168,358	169,766	174,510	174,052
2012	120,149	157,121	155,481	156,537
2013	76,083	87,113	85,383
2014	102,862	112,712
2015	111,974

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	9%	28%	29%	30%	29%	29%	29%	29%	29%	29%	29%	29%	29%	29%
2003	37%	48%	53%	53%	51%	51%	50%	50%	50%	50%	50%	50%	50%
2004	43%	84%	91%	93%	91%	90%	90%	90%	91%	91%	91%	91%
2005	133%	171%	167%	161%	161%	158%	158%	157%	158%	158%	158%
2006	32%	49%	52%	51%	51%	51%	51%	53%	53%	52%
2007	46%	58%	59%	58%	58%	59%	60%	59%	59%
2008	120%	125%	115%	109%	109%	108%	108%	107%
2009	41%	42%	42%	42%	39%	39%	39%
2010	91%	114%	115%	115%	115%	115%
2011	101%	118%	119%	123%	122%
2012	64%	83%	83%	83%
2013	38%	44%	43%
2014	51%	56%
2015	55%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	171,696	49,071	—	49,071	—	49,071	28.6%	—
2003	356,275	179,408	227	179,635	57	179,692	50.4%	284
2004	333,170	301,686	140	301,825	70	301,896	90.6%	210
2005	226,828	358,472	99	358,571	(8)	358,563	158.1%	91
2006	190,783	98,621	1,116	99,738	640	100,378	52.6%	1,757
2007	180,460	101,753	4,378	106,131	(140)	105,992	58.7%	4,238
2008	173,790	186,331	(250)	186,081	1,518	187,599	107.9%	1,268
2009	142,962	54,405	747	55,152	1,857	57,008	39.9%	2,604
2010	129,734	148,427	1,136	149,563	3,833	153,396	118.2%	4,969
2011	142,243	169,427	4,626	174,052	(137)	173,916	122.3%	4,489
2012	188,204	153,044	3,493	156,537	118	156,655	83.2%	3,611
2013	198,821	79,478	5,905	85,383	1,276	86,659	43.6%	7,181
2014	200,906	86,228	26,484	112,712	7,595	120,307	59.9%	34,078
2015	202,736	55,528	56,446	111,974	23,804	135,778	67.0%	80,250

Total	2,838,609	2,021,879	104,546	2,126,425	40,482	2,166,908	76.3%	145,029

Year-End 2015 Global Loss Triangles - North American and Global Markets Segments

U.S. dollars in thousands

General Casualty Insurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	0	0	185	464	2,848	4,691	5,591	6,574	7,802	8,662	9,887	32,509	47,524	48,104
2003	0	461	16,018	18,499	29,401	55,139	57,457	57,462	57,486	57,533	58,350	58,422	58,461
2004	0	14	77	506	5,053	7,545	16,465	21,745	28,834	32,156	39,645	46,003
2005	15	26,496	31,126	60,576	62,700	93,736	93,977	95,881	96,746	96,775	97,165
2006	—	266	2,570	29,999	56,694	72,659	72,688	72,748	74,285	74,341
2007	90	6,212	7,646	11,171	23,180	25,344	26,630	28,240	28,317
2008	1,114	5,663	18,971	35,927	39,871	42,115	78,508	78,887
2009	308	5,891	25,335	45,877	53,466	57,515	58,105
2010	919	33,943	81,383	89,496	101,004	105,997
2011	6,751	24,405	51,360	84,311	113,332
2012	7,524	41,448	75,426	112,881
2013	13,104	48,865	84,333
2014	14,588	74,776
2015	21,702

Reported Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	1,350	572	943	552	6,299	15,593	16,504	17,367	23,355	22,051	32,228	45,248	55,757	55,948
2003	23	13,124	25,852	33,578	58,980	59,131	57,655	57,565	57,536	57,533	58,480	58,452	58,461
2004	1,007	532	802	668	7,207	21,322	21,802	30,831	32,089	39,807	53,371	54,047
2005	29,917	85,133	89,044	95,170	98,949	99,852	98,706	123,341	112,786	113,002	113,264
2006	165	27,081	35,290	61,938	63,445	72,671	72,728	74,787	74,285	74,359
2007	3,372	12,655	13,106	28,022	31,117	32,101	31,371	30,819	30,716
2008	5,543	19,455	39,074	39,446	42,662	53,014	78,980	79,830
2009	1,845	23,918	32,769	51,953	60,400	59,254	59,375
2010	46,215	81,247	100,381	105,174	113,462	116,026
2011	29,132	67,470	105,354	117,530	122,719
2012	41,676	75,505	113,949	150,327
2013	46,100	85,163	119,592
2014	50,032	121,306
2015	52,157

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	2%	1%	1%	1%	7%	18%	19%	20%	27%	25%	37%	51%	63%	64%
2003	0%	6%	11%	14%	25%	25%	25%	25%	25%	25%	25%	25%	25%
2004	0%	0%	0%	0%	3%	8%	8%	11%	12%	15%	20%	20%
2005	13%	36%	38%	40%	42%	42%	42%	52%	48%	48%	48%
2006	0%	13%	16%	29%	30%	34%	34%	35%	35%	35%
2007	2%	7%	7%	15%	16%	17%	16%	16%	16%
2008	3%	12%	24%	24%	26%	33%	49%	49%
2009	1%	14%	19%	30%	35%	34%	34%
2010	24%	42%	52%	54%	59%	60%
2011	13%	31%	48%	53%	56%
2012	15%	28%	42%	56%
2013	13%	24%	33%
2014	11%	27%
2015	9%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	88,051	48,104	7,844	55,948	6,796	62,744	71.3%	14,640
2003	233,589	58,461	—	58,461	17,459	75,920	32.5%	17,459
2004	271,204	46,003	8,044	54,047	22,990	77,037	28.4%	31,034
2005	236,235	97,165	16,099	113,264	36,958	150,222	63.6%	53,057
2006	214,002	74,341	18	74,359	28,411	102,770	48.0%	28,429
2007	192,099	28,317	2,398	30,716	29,624	60,340	31.4%	32,023
2008	162,754	78,887	943	79,830	28,847	108,677	66.8%	29,790
2009	172,311	58,105	1,270	59,375	35,651	95,026	55.1%	36,921
2010	193,929	105,997	10,029	116,026	56,475	172,500	89.0%	66,504
2011	220,139	113,332	9,387	122,719	61,075	183,794	83.5%	70,462
2012	270,124	112,881	37,446	150,327	70,141	220,467	81.6%	107,587
2013	357,511	84,333	35,259	119,592	144,727	264,319	73.9%	179,986
2014	446,852	74,776	46,531	121,306	177,233	298,540	66.8%	223,764
2015	577,075	21,702	30,455	52,157	336,018	388,176	67.3%	366,473

Total	3,635,876	1,002,402	205,725	1,208,127	1,052,405	2,260,532	62.2%	1,258,130

Year-End 2015 Global Loss Triangles - North American and Global Markets Segments

U.S. dollars in thousands

Professional Liability Lines Insurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	—	10	61	5,225	13,909	45,884	59,860	59,930	59,944	59,984	62,538	62,538	62,540	62,604
2003	20	80	603	799	5,997	15,424	15,727	24,885	24,967	26,108	26,122	26,749	51,779
2004	15	681	7,403	29,464	30,384	38,983	48,431	48,537	48,664	48,681	48,725	48,753
2005	95	3,328	7,272	18,291	19,043	40,954	41,214	41,518	63,193	63,352	63,619
2006	266	4,296	34,123	48,611	70,853	79,956	93,976	103,946	155,841	170,219
2007	1,312	11,982	36,732	56,952	66,212	77,668	81,848	82,974	124,537
2008	2,728	20,856	38,433	81,913	130,144	154,778	170,812	191,611
2009	5,938	30,737	51,066	65,487	87,231	115,405	123,911
2010	9,575	43,251	69,631	93,515	112,452	120,741
2011	15,257	65,775	125,150	151,485	181,956
2012	17,643	72,702	125,325	180,281
2013	11,189	56,850	108,156
2014	13,929	78,142
2015	13,325

Reported Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	—	2,010	7,062	23,775	27,996	47,706	60,640	59,930	59,944	59,984	62,538	62,538	62,540	62,740
2003	60	243	858	6,191	31,637	39,908	42,866	40,424	41,983	41,624	49,146	66,019	66,053
2004	434	1,690	8,102	32,688	55,417	55,570	61,340	60,761	60,888	55,890	55,934	53,828
2005	3,931	12,613	40,988	43,748	42,802	54,727	54,855	55,801	64,240	73,438	98,764
2006	41,109	40,424	75,970	92,814	109,997	158,866	161,356	159,336	160,217	171,403
2007	10,557	30,869	79,689	107,001	112,600	106,268	110,413	114,531	151,246
2008	14,898	71,720	104,169	143,819	173,066	180,939	184,283	208,158
2009	20,418	59,123	74,948	86,670	139,412	165,138	146,265
2010	30,526	68,382	101,129	111,857	130,415	145,951
2011	46,008	113,254	164,065	187,032	200,787
2012	45,866	154,169	219,559	253,628
2013	45,130	100,406	148,771
2014	41,644	117,013
2015	35,989

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	0%	3%	12%	40%	47%	80%	102%	101%	101%	101%	105%	105%	105%	105%
2003	0%	0%	0%	3%	14%	17%	18%	17%	18%	18%	21%	28%	28%
2004	0%	1%	3%	11%	18%	18%	20%	20%	20%	18%	18%	18%
2005	1%	4%	13%	13%	13%	17%	17%	17%	20%	22%	30%
2006	12%	12%	22%	27%	32%	46%	47%	46%	47%	50%
2007	3%	9%	23%	31%	32%	30%	32%	33%	43%
2008	4%	21%	30%	42%	50%	53%	54%	61%
2009	5%	15%	19%	22%	36%	43%	38%
2010	9%	19%	28%	31%	37%	41%
2011	13%	32%	47%	53%	57%
2012	12%	42%	60%	69%
2013	12%	26%	38%
2014	10%	28%
2015	7%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	59,558	62,604	136	62,740	147	62,887	105.6%	283
2003	232,141	51,779	14,274	66,053	6,269	72,322	31.2%	20,543
2004	304,598	48,753	5,075	53,828	6,078	59,906	19.7%	11,153
2005	327,118	63,619	35,145	98,764	9,971	108,735	33.2%	45,116
2006	344,329	170,219	1,184	171,403	11,735	183,138	53.2%	12,919
2007	349,449	124,537	26,709	151,246	17,449	168,695	48.3%	44,158
2008	343,474	191,611	16,547	208,158	40,678	248,835	72.4%	57,225
2009	386,508	123,911	22,354	146,265	34,812	181,077	46.8%	57,166
2010	355,205	120,741	25,209	145,951	45,605	191,556	53.9%	70,814
2011	351,111	181,956	18,831	200,787	56,895	257,682	73.4%	75,726
2012	366,967	180,281	73,347	253,628	80,333	333,961	91.0%	153,680
2013	391,645	108,156	40,614	148,771	124,615	273,386	69.8%	165,229
2014	419,098	78,142	38,871	117,013	177,328	294,341	70.2%	216,199
2015	528,712	13,325	22,665	35,989	301,866	337,855	63.9%	324,531

Total	4,759,913	1,519,636	340,960	1,860,596	913,780	2,774,376	58.3%	1,254,740

Year-End 2015 Global Loss Triangles - North American and Global Markets Segments

U.S. dollars in thousands

Healthcare Insurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	—	835	2,158	3,209	5,533	8,008	8,020	8,023	8,025	8,025	8,027	8,027	8,027	8,027
2003	1	4,202	11,148	13,777	14,724	18,198	18,756	20,074	20,104	23,203	23,682	24,210	24,253
2004	2	841	5,881	9,727	12,683	13,218	13,368	13,775	15,315	16,421	17,049	17,104
2005	237	2,681	4,577	9,493	10,026	10,549	11,912	12,068	12,622	13,423	13,447
2006	308	2,652	4,428	8,749	11,948	14,604	16,824	16,875	16,950	16,954
2007	934	6,029	15,608	18,396	21,564	25,807	35,089	35,936	36,705
2008	789	7,893	15,849	25,510	31,383	33,650	36,080	37,696
2009	4,581	14,167	24,510	35,976	54,691	77,317	80,258
2010	2,135	12,031	31,600	49,779	63,932	74,041
2011	1,923	15,082	51,054	81,843	98,366
2012	1,903	17,840	38,377	61,599
2013	3,208	15,258	61,265
2014	1,588	11,793
2015	1,198

Reported Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	130	1,350	5,450	8,985	8,910	8,444	8,121	8,086	8,046	8,042	8,027	8,027	8,027	8,027
2003	345	11,153	20,246	20,723	20,529	23,625	23,160	23,420	23,793	25,905	24,294	24,893	24,253
2004	1,846	6,395	12,054	14,584	14,863	15,909	15,917	15,933	17,957	16,514	17,053	17,104
2005	5,197	10,142	13,483	12,473	11,766	12,116	12,937	13,753	14,113	13,593	13,498
2006	4,267	8,926	10,239	12,740	14,827	17,791	17,796	17,657	16,950	21,337
2007	3,603	13,040	22,295	31,659	34,971	35,581	37,622	37,940	37,306
2008	3,786	16,754	29,522	35,794	38,252	39,607	39,769	39,609
2009	8,941	26,830	45,105	61,966	77,447	82,762	84,294
2010	11,044	37,863	69,323	76,234	77,576	82,401
2011	10,218	48,409	87,336	105,039	117,799
2012	15,061	46,598	65,641	92,926
2013	10,343	58,860	90,164
2014	7,221	25,499
2015	8,980

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	0%	3%	14%	23%	22%	21%	20%	20%	20%	20%	20%	20%	20%	20%
2003	0%	15%	27%	28%	27%	31%	31%	31%	32%	35%	32%	33%	32%
2004	2%	6%	10%	13%	13%	14%	14%	14%	16%	14%	15%	15%
2005	4%	9%	11%	11%	10%	10%	11%	12%	12%	11%	11%
2006	3%	7%	8%	10%	12%	14%	14%	14%	14%	17%
2007	3%	11%	19%	27%	30%	30%	32%	32%	32%
2008	3%	13%	22%	27%	29%	30%	30%	30%
2009	6%	18%	30%	41%	51%	55%	56%
2010	7%	22%	41%	45%	46%	49%
2011	6%	28%	50%	61%	68%
2012	9%	27%	37%	53%
2013	6%	34%	52%
2014	5%	16%
2015	7%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	39,904	8,027	—	8,027	—	8,027	20.1%	—
2003	75,002	24,253	—	24,253	858	25,111	33.5%	858
2004	114,883	17,104	0	17,104	1,306	18,410	16.0%	1,306
2005	118,565	13,447	50	13,498	1,912	15,410	13.0%	1,962
2006	124,024	16,954	4,383	21,337	1,708	23,045	18.6%	6,091
2007	117,774	36,705	601	37,306	2,847	40,153	34.1%	3,448
2008	131,228	37,696	1,913	39,609	3,275	42,884	32.7%	5,188
2009	150,491	80,258	4,036	84,294	6,022	90,316	60.0%	10,058
2010	169,302	74,041	8,359	82,401	11,651	94,051	55.6%	20,010
2011	173,039	98,366	19,433	117,799	14,919	132,718	76.7%	34,352
2012	175,742	61,599	31,327	92,926	30,931	123,857	70.5%	62,258
2013	173,618	61,265	28,900	90,164	46,393	136,557	78.7%	75,293
2014	158,205	11,793	13,706	25,499	83,607	109,106	69.0%	97,313
2015	137,088	1,198	7,783	8,980	87,102	96,083	70.1%	94,885

Total	1,858,865	542,706	120,490	663,196	292,532	955,728	51.4%	413,022

Year-End 2015 Global Loss Triangles - North American and Global Markets Segments

U.S. dollars in thousands

Specialty Lines Insurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—
2010	—	—	—	—	—	—
2011	1	1	1	1	1
2012	0	126	1,778	1,998
2013	189	5,196	17,067
2014	13,093	34,232
2015	13,123

Reported Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—
2010	—	—	—	—	—	—
2011	1	1	1	1	1
2012	0	131	1,995	2,027
2013	245	6,700	18,638
2014	18,415	44,486
2015	27,582

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002
2003
2004
2005
2006
2007
2008
2009
2010	0%	0%	0%	0%	0%	0%
2011	0%	0%	0%	0%	0%
2012	0%	1%	21%	21%
2013	1%	28%	77%
2014	39%	93%
2015	45%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	—	—	—	—	—	—	0.0%	—
2003	—	—	—	—	—	—	0.0%	—
2004	—	—	—	—	—	—	0.0%	—
2005	—	—	—	—	—	—	0.0%	—
2006	—	—	—	—	—	—	0.0%	—
2007	—	—	—	—	—	—	0.0%	—
2008	—	—	—	—	—	—	0.0%	—
2009	—	—	—	—	—	—	0.0%	—
2010	153	—	—	—	—	—	0.0%	—
2011	2,478	1	—	1	(3)	(2)	-0.1%	(3)
2012	9,472	1,998	28	2,027	(55)	1,972	20.8%	(27)
2013	24,246	17,067	1,571	18,638	2,209	20,848	86.0%	3,781
2014	47,673	34,232	10,253	44,486	4,656	49,141	103.1%	14,909
2015	60,933	13,123	14,459	27,582	19,255	46,837	76.9%	33,714

Total	144,956	66,422	26,312	92,733	26,062	118,796	82.0%	52,374

Year-End 2015 Global Loss Triangles - North American and Global Markets Segments

U.S. dollars in thousands

Asian Operations Insurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002
2003
2004
2005
2006	7,513	17,624	22,621	26,939	29,932	31,360	32,242	31,556	31,668	31,757
2007	8,566	26,743	31,495	38,504	43,780	45,602	46,031	48,036	50,615
2008	8,244	22,275	33,121	38,317	41,298	42,846	43,475	43,755
2009	7,727	22,706	33,106	38,973	48,330	44,239	44,498
2010	9,163	25,421	34,804	41,518	46,191	49,333
2011	11,985	39,396	56,678	66,884	72,641
2012	12,342	39,078	63,574	78,910
2013	16,329	45,474	70,518
2014	21,792	60,915
2015	23,468

Reported Loss & ALAE

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002
2003
2004
2005
2006	31,070	36,001	38,957	36,250	34,107	33,579	33,371	32,333	32,291	31,963
2007	46,026	54,297	52,228	50,936	47,728	47,351	46,840	47,237	47,364
2008	34,733	46,071	49,958	46,367	45,588	44,898	44,609	44,155
2009	40,566	50,442	49,956	46,407	45,784	45,438	45,110
2010	44,908	52,840	51,849	51,557	52,321	51,970
2011	65,376	82,037	79,937	78,130	79,827
2012	61,078	85,425	88,996	90,749
2013	72,764	97,942	104,889
2014	92,531	123,577
2015	95,842

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002
2003
2004
2005
2006	37%	43%	47%	44%	41%	40%	40%	39%	39%	38%
2007	52%	61%	59%	57%	53%	53%	53%	53%	53%
2008	41%	55%	60%	55%	54%	54%	53%	53%
2009	46%	57%	57%	53%	52%	51%	51%
2010	44%	52%	51%	50%	51%	51%
2011	53%	67%	65%	64%	65%
2012	41%	57%	59%	61%
2013	40%	54%	58%
2014	45%	60%
2015	47%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002
2003
2004
2005
2006	83,138	31,757	206	31,963	5	31,968	38.5%	212
2007	89,213	50,615	(3,250)	47,364	8	47,372	53.1%	(3,243)
2008	83,757	43,755	400	44,155	3	44,159	52.7%	404
2009	88,328	44,498	611	45,110	(60)	45,050	51.0%	551
2010	102,245	49,333	2,637	51,970	437	52,408	51.3%	3,074
2011	122,444	72,641	7,186	79,827	265	80,092	65.4%	7,451
2012	149,601	78,910	11,839	90,749	1,729	92,478	61.8%	13,568
2013	181,714	70,518	34,371	104,889	6,700	111,589	61.4%	41,072
2014	204,323	60,915	62,662	123,577	18,140	141,717	69.4%	80,802
2015	205,151	23,468	72,374	95,842	48,409	144,252	70.3%	120,784

Total	1,309,913	526,409	189,038	715,447	75,638	791,085	60.4%	264,676

The loss triangles presented on pages 18 and 24 reflect loss development data solely with respect to the Hong Kong, Singapore and Labuan operations that we acquired from Royal & Sun Alliance Insurance plc in April 2015.  Loss development data with respect to our Asian operations that were not acquired from Royal & Sun Alliance Insurance plc is reflected in the loss triangles for the applicable classes of our Direct Insurance Business and Reinsurance Business.

Year-End 2015 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

Property Catastrophe Reinsurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	101	2,131	4,161	4,194	4,310	4,310	4,336	4,336	4,336	4,336	4,336	4,336	4,336	4,336
2003	3,977	6,251	6,882	6,831	6,843	7,235	7,237	7,237	7,237	7,237	7,237	7,237	7,237
2004	17,379	47,475	55,350	57,786	59,259	60,040	60,489	60,852	61,286	61,324	61,738	61,815
2005	35,255	121,814	141,709	148,497	151,206	152,497	152,998	153,327	153,722	153,867	154,049
2006	710	8,912	9,671	9,829	9,903	9,917	9,917	9,917	9,917	9,917
2007	3,999	12,770	12,511	12,767	12,561	12,603	12,641	12,644	12,644
2008	15,798	26,979	30,619	32,007	33,204	33,596	33,677	33,722
2009	269	905	2,977	4,139	4,664	4,794	4,834
2010	3,798	54,580	76,523	86,082	95,651	99,303
2011	22,254	64,133	103,495	117,937	123,346
2012	26,286	65,659	77,277	80,421
2013	13,043	50,071	64,536
2014	32,418	86,011
2015	6,524

Reported Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	3,041	5,163	4,370	4,390	4,372	4,371	4,356	4,356	4,336	4,336	4,336	4,336	4,336	4,336
2003	6,172	7,561	7,009	6,920	6,939	7,235	7,237	7,237	7,237	7,237	7,237	7,237	7,237
2004	33,642	56,808	59,396	60,325	60,712	61,073	60,888	61,109	61,373	61,373	61,748	61,815
2005	130,142	151,004	151,495	153,665	154,704	155,251	155,346	155,317	154,028	154,040	154,074
2006	3,275	9,580	9,885	10,140	10,092	10,096	10,097	10,097	10,097	10,096
2007	15,440	15,618	13,530	13,396	12,832	12,770	12,779	12,688	12,644
2008	31,318	32,595	33,106	33,901	33,952	33,896	33,823	33,733
2009	2,001	5,268	4,985	5,147	4,985	5,033	5,058
2010	29,322	81,269	98,186	98,051	102,093	103,368
2011	86,386	119,906	122,407	124,507	124,389
2012	53,884	82,521	83,428	83,746
2013	40,584	70,848	71,553
2014	66,515	105,010
2015	34,481

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	9%	13%	11%	11%	11%	11%	11%	11%	11%	11%	11%	11%	11%	11%
2003	12%	12%	11%	11%	11%	12%	12%	12%	12%	12%	12%	12%	12%
2004	60%	84%	87%	89%	89%	90%	90%	90%	90%	90%	91%	91%
2005	180%	182%	183%	185%	186%	187%	187%	187%	186%	186%	186%
2006	6%	14%	15%	15%	15%	15%	15%	15%	15%	15%
2007	28%	22%	19%	18%	18%	18%	18%	17%	17%
2008	64%	50%	50%	51%	51%	51%	50%	50%
2009	3%	6%	6%	6%	6%	6%	6%
2010	28%	60%	72%	72%	75%	76%
2011	62%	61%	62%	63%	63%
2012	31%	33%	33%	33%
2013	17%	22%	22%
2014	26%	32%
2015	15%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	41,285	4,336	—	4,336	—	4,336	10.5%	—
2003	61,251	7,237	—	7,237	—	7,237	11.8%	—
2004	68,026	61,815	—	61,815	—	61,815	90.9%	—
2005	82,969	154,049	26	154,074	17	154,092	185.7%	43
2006	67,244	9,917	179	10,096	10	10,107	15.0%	189
2007	72,659	12,644	0	12,644	(0)	12,644	17.4%	0
2008	67,074	33,722	11	33,733	2	33,735	50.3%	13
2009	82,896	4,834	224	5,058	24	5,082	6.1%	248
2010	136,364	99,303	4,065	103,368	1,241	104,609	76.7%	5,306
2011	198,861	123,346	1,043	124,389	1,163	125,551	63.1%	2,205
2012	254,544	80,421	3,326	83,746	1,393	85,139	33.4%	4,718
2013	331,064	64,536	7,017	71,553	5,166	76,718	23.2%	12,182
2014	326,146	86,011	18,998	105,010	15,951	120,961	37.1%	34,950
2015	225,351	6,524	27,957	34,481	34,719	69,200	30.7%	62,675

Total	2,015,736	748,695	62,845	811,540	59,686	871,226	43.2%	122,531

Year-End 2015 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

Property Per Risk Reinsurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	1,994	14,146	21,254	24,533	26,792	27,665	27,872	28,181	28,203	28,235	28,234	29,092	29,093	29,093
2003	1,794	10,900	19,511	27,293	30,857	32,394	33,895	34,544	34,688	34,727	34,730	34,861	34,866
2004	6,380	35,198	56,633	66,651	73,205	76,274	76,888	77,455	77,918	78,111	78,152	78,232
2005	6,530	46,097	61,684	69,042	81,394	85,266	86,107	87,149	88,477	88,438	86,777
2006	3,793	17,679	23,689	27,465	29,525	29,862	29,924	29,785	29,862	29,869
2007	717	8,668	12,738	14,733	15,753	19,398	19,896	19,985	19,999
2008	3,973	11,217	12,987	16,028	16,557	16,655	17,156	17,201
2009	4,664	12,112	18,692	21,638	23,043	23,203	23,369
2010	5,933	20,316	29,677	32,873	34,606	35,101
2011	4,047	22,318	31,785	36,652	37,879
2012	6,117	33,154	47,067	52,681
2013	5,155	44,609	69,516
2014	10,888	45,378
2015	9,689

Reported Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	3,082	17,552	26,709	27,669	28,277	28,445	28,219	28,346	28,237	28,275	28,250	29,095	29,094	29,099
2003	6,306	20,389	27,305	34,491	35,046	35,509	36,485	35,850	35,279	34,880	34,905	34,873	34,888
2004	20,077	68,874	78,988	79,108	78,265	78,647	78,381	78,382	78,740	78,583	78,621	78,283
2005	29,974	71,340	80,920	86,256	86,205	86,827	87,186	88,389	89,492	89,163	87,226
2006	9,306	23,650	30,427	30,524	30,084	30,372	30,250	30,110	29,945	29,942
2007	3,040	23,118	24,835	23,916	23,652	20,075	20,199	20,328	20,328
2008	9,989	15,878	16,563	17,651	17,503	17,282	17,526	17,391
2009	10,744	19,422	21,629	22,955	23,360	23,754	23,645
2010	13,780	34,368	37,260	36,535	36,563	36,619
2011	15,878	37,729	41,068	39,798	39,779
2012	20,884	49,257	58,646	60,148
2013	21,452	69,294	78,286
2014	27,822	69,432
2015	32,214

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	11%	27%	42%	43%	44%	44%	44%	44%	44%	44%	44%	45%	45%	45%
2003	12%	30%	39%	49%	51%	54%	55%	54%	53%	53%	53%	53%	53%
2004	26%	94%	110%	110%	104%	105%	104%	104%	105%	105%	105%	104%
2005	43%	91%	105%	112%	112%	113%	113%	115%	116%	116%	113%
2006	19%	35%	45%	45%	44%	45%	45%	44%	44%	44%
2007	13%	57%	60%	57%	57%	48%	48%	49%	49%
2008	43%	48%	50%	53%	53%	52%	53%	53%
2009	47%	56%	61%	65%	66%	67%	67%
2010	40%	70%	74%	73%	73%	73%
2011	36%	54%	59%	57%	57%
2012	34%	50%	57%	58%
2013	29%	57%	62%
2014	33%	49%
2015	41%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	64,246	29,093	6	29,099	3	29,102	45.3%	9
2003	66,185	34,866	22	34,888	12	34,900	52.7%	34
2004	75,097	78,232	50	78,283	49	78,332	104.3%	100
2005	77,039	86,777	449	87,226	366	87,592	113.7%	815
2006	67,928	29,869	74	29,942	59	30,001	44.2%	133
2007	41,845	19,999	330	20,328	180	20,508	49.0%	510
2008	33,092	17,201	190	17,391	91	17,482	52.8%	281
2009	35,343	23,369	276	23,645	157	23,802	67.3%	433
2010	50,432	35,101	1,519	36,619	1,099	37,718	74.8%	2,618
2011	69,623	37,879	1,899	39,779	1,467	41,246	59.2%	3,367
2012	103,612	52,681	7,467	60,148	3,172	63,320	61.1%	10,639
2013	125,818	69,516	8,771	78,286	11,056	89,343	71.0%	19,827
2014	141,402	45,378	24,054	69,432	16,930	86,362	61.1%	40,984
2015	78,670	9,689	22,524	32,214	35,784	67,998	86.4%	58,308

Total	1,030,332	569,650	67,631	637,281	70,427	707,707	68.7%	138,057

Year-End 2015 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

General Casualty Reinsurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	329	3,688	7,670	10,682	13,471	15,290	16,500	17,685	18,347	18,481	18,814	18,880	18,770	18,838
2003	705	3,063	5,962	11,466	21,916	26,087	27,838	30,357	32,877	35,385	36,800	37,497	37,888
2004	648	1,088	6,331	11,850	21,718	28,466	37,451	40,561	44,091	45,848	48,522	50,357
2005	119	1,584	9,500	19,705	31,410	41,416	50,092	57,041	59,700	61,398	62,981
2006	944	6,183	20,496	34,829	43,542	51,219	56,562	63,383	67,263	68,375
2007	3	3,135	10,113	26,839	39,243	49,828	59,483	64,482	68,737
2008	29	1,468	13,077	22,515	34,675	49,334	63,918	67,237
2009	460	4,842	16,498	27,254	44,857	54,216	62,013
2010	474	24,314	44,312	61,016	78,894	92,055
2011	805	11,071	32,168	47,822	80,659
2012	842	10,435	22,198	46,894
2013	75	1,582	8,992
2014	(110)	1,877
2015	(120)

Reported Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	346	5,531	10,970	18,737	19,011	19,864	20,694	19,214	19,906	19,931	19,860	19,869	19,871	19,821
2003	1,588	8,176	11,853	21,884	28,983	29,495	32,262	33,460	36,363	37,525	38,890	40,070	40,625
2004	1,357	9,066	14,254	23,012	36,152	44,510	45,306	48,467	53,339	55,342	59,751	62,016
2005	2,055	11,283	23,806	34,636	44,890	51,272	55,714	63,185	63,357	64,889	65,470
2006	2,623	20,000	38,130	50,831	56,623	63,541	66,404	70,525	71,275	72,178
2007	941	9,690	34,772	47,073	57,898	67,883	69,365	70,737	76,163
2008	1,559	13,540	37,453	48,159	61,639	71,716	77,206	74,489
2009	1,256	20,052	37,081	55,522	60,445	62,755	67,585
2010	10,371	43,750	65,948	88,937	105,311	112,077
2011	2,720	20,858	59,482	86,234	112,280
2012	2,862	32,477	53,674	82,544
2013	2,305	9,922	24,546
2014	1,261	11,243
2015	3,780

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	4%	18%	33%	56%	57%	59%	62%	57%	59%	59%	59%	59%	59%	59%
2003	3%	9%	12%	22%	29%	29%	32%	33%	36%	37%	39%	40%	40%
2004	2%	8%	11%	19%	29%	36%	37%	40%	43%	45%	49%	51%
2005	2%	8%	15%	22%	29%	33%	36%	40%	40%	41%	42%
2006	5%	16%	29%	39%	43%	49%	51%	54%	55%	55%
2007	2%	7%	25%	33%	40%	47%	48%	49%	53%
2008	4%	11%	29%	37%	47%	54%	59%	56%
2009	2%	13%	24%	36%	39%	40%	43%
2010	18%	28%	37%	50%	59%	63%
2011	5%	12%	28%	40%	52%
2012	5%	21%	31%	47%
2013	4%	6%	13%
2014	2%	8%
2015	9%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	33,674	18,838	983	19,821	895	20,716	61.5%	1,878
2003	100,666	37,888	2,737	40,625	3,946	44,571	44.3%	6,683
2004	122,804	50,357	11,659	62,016	6,545	68,561	55.8%	18,204
2005	156,722	62,981	2,488	65,470	8,445	73,914	47.2%	10,933
2006	130,679	68,375	3,803	72,178	9,914	82,092	62.8%	13,717
2007	143,668	68,737	7,425	76,163	12,682	88,845	61.8%	20,108
2008	131,947	67,237	7,252	74,489	16,188	90,677	68.7%	23,440
2009	156,783	62,013	5,572	67,585	25,578	93,162	59.4%	31,150
2010	177,408	92,055	20,022	112,077	35,285	147,362	83.1%	55,307
2011	213,867	80,659	31,621	112,280	53,389	165,669	77.5%	85,010
2012	174,798	46,894	35,650	82,544	60,312	142,856	81.7%	95,962
2013	182,127	8,992	15,554	24,546	101,442	125,988	69.2%	116,996
2014	139,936	1,877	9,366	11,243	86,089	97,333	69.6%	95,455
2015	44,263	(120)	3,900	3,780	27,825	31,604	71.4%	31,724

Total	1,909,343	666,783	158,033	824,816	448,536	1,273,352	66.7%	606,569

Year-End 2015 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

Professional Liability Lines Reinsurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	—	915	1,676	4,405	10,898	12,884	14,202	15,561	16,061	16,838	16,776	17,687	18,171	18,171
2003	0	191	1,274	3,207	12,429	16,125	21,385	24,308	26,798	27,514	28,948	29,171	29,178
2004	9	345	5,373	10,445	19,634	24,920	31,103	32,512	34,241	36,816	37,907	38,336
2005	8	786	6,852	22,841	34,827	42,900	48,475	51,477	57,077	63,133	68,342
2006	1	711	7,112	20,254	32,692	45,159	50,719	58,489	65,385	69,666
2007	5	1,263	11,453	41,443	68,496	100,132	122,355	137,600	151,473
2008	37	1,632	9,445	23,652	44,426	54,163	68,333	80,768
2009	17	1,675	6,595	15,484	23,175	29,499	37,631
2010	68	2,179	8,870	14,651	21,579	27,859
2011	19	620	3,943	7,703	15,263
2012	32	975	4,281	8,436
2013	69	1,557	6,598
2014	13	843
2015	16

Reported Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	—	3,594	12,221	21,012	22,717	22,060	22,297	21,292	19,469	19,553	18,660	18,524	18,374	18,284
2003	65	1,599	13,961	20,992	29,038	29,173	33,065	32,991	34,673	34,042	34,035	33,106	32,600
2004	818	7,863	20,102	33,441	36,042	35,729	42,846	41,468	41,678	40,904	41,478	41,303
2005	455	6,030	22,443	46,011	50,422	54,558	60,045	67,586	70,208	73,481	74,265
2006	71	7,219	26,724	49,999	59,704	65,386	72,804	82,405	77,608	79,419
2007	207	17,423	74,240	117,190	132,576	136,748	160,217	168,767	177,788
2008	2,659	13,893	35,866	57,744	75,391	81,166	98,846	106,262
2009	228	5,874	16,214	28,346	35,362	42,224	46,967
2010	546	5,328	14,096	24,452	32,641	37,107
2011	165	2,976	7,303	14,639	25,467
2012	394	4,681	8,065	13,302
2013	612	7,158	12,950
2014	201	4,373
2015	98

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	0%	8%	26%	46%	49%	48%	48%	46%	42%	42%	40%	40%	39%	39%
2003	0%	2%	15%	22%	29%	29%	33%	33%	35%	34%	34%	33%	33%
2004	1%	7%	17%	28%	30%	30%	36%	35%	35%	34%	35%	35%
2005	0%	3%	11%	22%	25%	27%	29%	33%	34%	36%	36%
2006	0%	4%	14%	26%	31%	34%	38%	43%	40%	41%
2007	0%	9%	35%	55%	62%	64%	75%	79%	83%
2008	4%	8%	19%	30%	40%	43%	52%	56%
2009	1%	5%	12%	21%	26%	31%	35%
2010	2%	5%	13%	22%	29%	33%
2011	1%	4%	9%	17%	30%
2012	2%	7%	11%	18%
2013	2%	11%	18%
2014	1%	6%
2015	1%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	46,832	18,171	113	18,284	1,574	19,858	42.4%	1,687
2003	99,806	29,178	3,423	32,600	3,502	36,102	36.2%	6,925
2004	119,156	38,336	2,967	41,303	5,461	46,764	39.2%	8,428
2005	204,393	68,342	5,923	74,265	13,016	87,281	42.7%	18,939
2006	193,375	69,666	9,753	79,419	13,343	92,762	48.0%	23,096
2007	214,022	151,473	26,315	177,788	20,510	198,298	92.7%	46,825
2008	190,067	80,768	25,494	106,262	23,114	129,376	68.1%	48,608
2009	134,776	37,631	9,335	46,967	27,561	74,527	55.3%	36,896
2010	111,129	27,859	9,248	37,107	33,411	70,518	63.5%	42,659
2011	83,803	15,263	10,204	25,467	29,598	55,065	65.7%	39,802
2012	74,963	8,436	4,866	13,302	34,887	48,189	64.3%	39,753
2013	70,068	6,598	6,352	12,950	30,872	43,822	62.5%	37,224
2014	75,410	843	3,530	4,373	44,399	48,772	64.7%	47,929
2015	14,538	16	82	98	9,623	9,722	66.9%	9,705

Total	1,632,339	552,580	117,605	670,186	290,871	961,056	58.9%	408,476

Year-End 2015 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

Specialty Lines Reinsurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	52	1,225	2,576	3,222	3,687	4,081	4,191	4,439	4,466	4,475	4,484	4,491	4,505	4,509
2003	15	911	2,398	3,399	4,519	4,767	4,994	5,053	5,121	5,193	5,224	5,312	5,317
2004	64	5,141	9,589	12,882	13,504	14,295	14,701	15,407	15,474	15,458	15,502	15,572
2005	278	5,552	12,204	17,988	20,551	22,029	22,748	22,906	23,275	23,769	23,803
2006	68	2,821	5,666	6,934	7,793	8,329	8,560	8,714	8,866	8,898
2007	279	4,098	7,242	8,936	10,047	10,686	11,036	11,269	11,307
2008	534	4,231	8,153	10,516	12,609	13,831	14,617	14,801
2009	121	2,196	4,283	6,338	6,635	6,962	7,045
2010	73	1,341	4,422	5,401	6,196	6,598
2011	2,364	11,911	21,832	28,530	31,146
2012	28,387	105,205	117,024	121,405
2013	1,123	71,855	89,202
2014	13,492	103,124
2015	3,634

Reported Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	270	3,065	4,472	4,580	4,963	4,700	4,691	4,629	4,623	4,609	4,587	4,591	4,583	4,582
2003	54	913	2,665	4,981	5,374	5,280	5,373	5,316	5,349	5,440	5,496	5,468	5,450
2004	155	10,401	14,444	16,471	15,735	15,910	16,041	15,909	15,856	15,764	15,753	15,741
2005	304	13,159	20,234	21,716	22,548	23,338	25,247	25,175	25,480	24,201	24,214
2006	69	6,022	7,949	8,880	9,035	9,226	9,256	9,185	9,162	9,131
2007	841	7,432	11,012	11,912	11,871	11,849	11,925	11,826	11,762
2008	1,072	12,929	15,978	14,912	15,238	15,256	15,631	15,496
2009	326	3,799	6,911	7,929	7,684	7,594	7,614
2010	237	8,968	10,997	7,008	7,278	7,214
2011	4,667	19,175	27,610	34,731	34,891
2012	37,939	115,884	124,097	129,111
2013	6,893	77,735	96,003
2014	16,641	111,077
2015	7,126

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	8%	27%	39%	38%	41%	39%	39%	38%	38%	38%	38%	38%	38%	38%
2003	1%	7%	13%	25%	27%	26%	27%	26%	27%	27%	27%	27%	27%
2004	1%	33%	38%	44%	41%	42%	42%	41%	41%	41%	41%	41%
2005	1%	37%	50%	53%	55%	57%	61%	61%	62%	59%	59%
2006	0%	20%	25%	29%	29%	30%	30%	30%	29%	29%
2007	4%	20%	28%	30%	30%	30%	31%	30%	30%
2008	5%	39%	47%	44%	45%	45%	46%	46%
2009	2%	12%	21%	24%	24%	23%	23%
2010	1%	23%	27%	18%	18%	18%
2011	10%	26%	35%	44%	45%
2012	34%	79%	83%	87%
2013	4%	40%	48%
2014	10%	57%
2015	4%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	12,191	4,509	72	4,582	18	4,600	37.7%	90
2003	20,150	5,317	133	5,450	55	5,506	27.3%	188
2004	38,251	15,572	169	15,741	109	15,850	41.4%	278
2005	41,190	23,803	411	24,214	266	24,479	59.4%	677
2006	31,134	8,898	233	9,131	315	9,446	30.3%	548
2007	39,029	11,307	455	11,762	448	12,210	31.3%	903
2008	33,975	14,801	695	15,496	691	16,188	47.6%	1,386
2009	32,704	7,045	569	7,614	643	8,257	25.2%	1,212
2010	39,487	6,598	616	7,214	1,740	8,954	22.7%	2,356
2011	77,872	31,146	3,746	34,891	4,591	39,482	50.7%	8,337
2012	148,151	121,405	7,706	129,111	7,943	137,054	92.5%	15,649
2013	198,000	89,202	6,802	96,003	11,870	107,873	54.5%	18,672
2014	196,573	103,124	7,952	111,077	25,339	136,416	69.4%	33,292
2015	166,208	3,634	3,492	7,126	112,540	119,666	72.0%	116,032

Total	1,074,913	446,361	33,051	479,412	166,569	645,981	60.1%	199,620

Year-End 2015 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

Property Catastrophe Reinsurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	101	2,131	4,161	4,194	4,310	4,310	4,336	4,336	4,336	4,336	4,336	4,336	4,336	4,336
2003	3,977	6,251	6,882	6,831	6,843	7,235	7,237	7,237	7,237	7,237	7,237	7,237	7,237
2004	17,379	47,475	55,350	57,601	58,813	59,370	59,741	60,097	60,525	60,338	60,779	60,855
2005	35,255	100,131	109,194	111,778	113,125	112,992	113,330	113,657	113,693	114,551	114,733
2006	710	8,912	9,671	9,829	9,903	9,917	9,917	9,917	9,917	9,917
2007	3,999	12,770	12,511	12,767	12,561	12,603	12,641	12,644	12,644
2008	15,798	26,979	30,619	32,007	33,204	33,596	33,677	33,722
2009	269	905	2,977	4,139	4,664	4,794	4,834
2010	3,798	54,580	76,523	86,082	95,651	99,303
2011	22,254	64,133	103,495	117,937	123,346
2012	26,286	65,659	77,277	80,421
2013	13,043	50,071	64,536
2014	32,418	86,011
2015	6,524

Reported Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	3,041	5,163	4,370	4,390	4,372	4,371	4,356	4,356	4,336	4,336	4,336	4,336	4,336	4,336
2003	6,172	7,561	7,009	6,920	6,939	7,235	7,237	7,237	7,237	7,237	7,237	7,237	7,237
2004	33,642	56,808	59,396	60,140	60,267	60,403	60,140	60,355	60,613	60,387	60,788	60,855
2005	130,142	129,321	118,980	116,946	116,624	115,746	115,678	115,648	113,998	114,725	114,759
2006	3,275	9,580	9,885	10,140	10,092	10,096	10,097	10,097	10,097	10,096
2007	15,440	15,618	13,530	13,396	12,832	12,770	12,779	12,688	12,644
2008	31,318	32,595	33,106	33,901	33,952	33,896	33,823	33,733
2009	2,001	5,268	4,985	5,147	4,985	5,033	5,058
2010	29,322	81,269	98,186	98,051	102,093	103,368
2011	86,386	119,906	122,407	124,507	124,389
2012	53,884	82,521	83,428	83,746
2013	40,584	70,848	71,553
2014	66,515	105,010
2015	34,481

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	9%	13%	11%	11%	11%	11%	11%	11%	11%	11%	11%	11%	11%	11%
2003	12%	12%	11%	11%	11%	12%	12%	12%	12%	12%	12%	12%	12%
2004	66%	95%	99%	100%	100%	101%	100%	101%	101%	101%	101%	101%
2005	214%	187%	172%	169%	169%	168%	168%	168%	165%	166%	166%
2006	6%	14%	15%	15%	15%	15%	15%	15%	15%	15%
2007	28%	22%	19%	18%	18%	18%	18%	17%	17%
2008	64%	50%	50%	51%	51%	51%	50%	50%
2009	3%	6%	6%	6%	6%	6%	6%
2010	28%	61%	72%	72%	75%	76%
2011	62%	61%	62%	63%	63%
2012	31%	33%	33%	33%
2013	19%	23%	23%
2014	27%	34%
2015	17%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	41,285	4,336	—	4,336	—	4,336	10.5%	—
2003	61,251	7,237	—	7,237	—	7,237	11.8%	—
2004	59,976	60,855	—	60,855	(9)	60,846	101.4%	(9)
2005	69,029	114,733	26	114,759	17	114,777	166.3%	43
2006	66,180	9,917	179	10,096	10	10,107	15.3%	189
2007	72,592	12,644	0	12,644	(0)	12,644	17.4%	0
2008	66,993	33,722	11	33,733	2	33,735	50.4%	13
2009	82,816	4,834	224	5,058	24	5,082	6.1%	248
2010	136,347	99,303	4,065	103,368	1,241	104,609	76.7%	5,306
2011	198,859	123,346	1,043	124,389	1,163	125,551	63.1%	2,205
2012	254,542	80,421	3,326	83,746	1,393	85,139	33.4%	4,718
2013	304,488	64,536	7,017	71,553	5,166	76,718	25.2%	12,182
2014	309,892	86,011	18,998	105,010	15,951	120,961	39.0%	34,950
2015	198,810	6,524	27,957	34,481	34,719	69,200	34.8%	62,675

Total	1,923,061	708,420	62,845	771,265	59,677	830,942	43.2%	122,522

Year-End 2015 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

Property Per Risk Reinsurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	1,994	14,146	21,254	24,533	26,792	27,665	27,872	28,181	28,203	28,235	28,234	29,092	29,093	29,093
2003	1,794	10,900	19,511	27,293	30,857	32,394	33,895	34,544	34,688	34,727	34,730	34,861	34,866
2004	6,380	35,198	56,633	66,651	73,205	76,274	76,888	77,455	77,918	78,111	78,152	78,232
2005	6,530	42,270	55,946	62,562	74,674	78,294	79,107	80,149	81,413	81,500	79,839
2006	3,793	17,679	23,689	27,465	29,525	29,862	29,924	29,785	29,862	29,869
2007	717	8,668	12,738	14,733	15,753	19,398	19,896	19,985	19,999
2008	3,973	11,217	12,987	16,028	16,557	16,655	17,156	17,201
2009	4,664	12,112	18,692	21,638	23,043	23,203	23,369
2010	5,933	20,316	29,677	32,873	34,606	35,101
2011	4,047	22,318	31,785	36,652	37,879
2012	6,117	29,694	39,881	44,856
2013	5,155	40,669	61,169
2014	10,870	42,117
2015	9,689

Reported Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	3,082	17,552	26,709	27,669	28,277	28,445	28,219	28,346	28,237	28,275	28,250	29,095	29,094	29,099
2003	6,306	20,389	27,305	34,491	35,046	35,509	36,485	35,850	35,279	34,880	34,905	34,873	34,888
2004	20,077	68,874	78,988	79,108	78,265	78,647	78,381	78,382	78,740	78,583	78,621	78,283
2005	29,974	67,514	75,182	79,776	79,485	79,856	80,186	81,388	82,428	82,225	80,288
2006	9,306	23,650	30,427	30,524	30,084	30,372	30,250	30,110	29,945	29,942
2007	3,040	23,118	24,835	23,916	23,652	20,075	20,199	20,328	20,328
2008	9,989	15,878	16,563	17,651	17,503	17,282	17,526	17,391
2009	10,744	19,422	21,629	22,955	23,360	23,754	23,645
2010	13,780	34,368	37,260	36,535	36,563	36,619
2011	15,878	37,729	41,068	39,798	39,779
2012	20,884	44,484	50,382	51,670
2013	21,452	64,105	68,567
2014	27,711	64,767
2015	32,214

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	11%	27%	42%	43%	44%	44%	44%	44%	44%	44%	44%	45%	45%	45%
2003	12%	30%	39%	49%	51%	54%	55%	54%	53%	53%	53%	53%	53%
2004	26%	94%	110%	110%	104%	105%	104%	104%	105%	105%	105%	104%
2005	44%	89%	101%	107%	107%	107%	108%	109%	111%	110%	108%
2006	20%	35%	45%	45%	45%	45%	45%	45%	44%	44%
2007	13%	57%	60%	57%	57%	48%	48%	49%	49%
2008	46%	50%	53%	56%	55%	54%	55%	55%
2009	47%	56%	61%	65%	66%	67%	67%
2010	40%	70%	74%	73%	73%	73%
2011	36%	54%	59%	57%	57%
2012	36%	51%	56%	58%
2013	30%	58%	61%
2014	33%	49%
2015	41%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	64,246	29,093	6	29,099	3	29,102	45.3%	9
2003	66,185	34,866	22	34,888	12	34,900	52.7%	34
2004	75,097	78,232	50	78,283	49	78,332	104.3%	100
2005	74,579	79,839	449	80,288	366	80,654	108.1%	815
2006	67,502	29,869	74	29,942	59	30,001	44.4%	133
2007	41,845	19,999	330	20,328	180	20,508	49.0%	510
2008	31,760	17,201	190	17,391	91	17,482	55.0%	281
2009	35,343	23,369	276	23,645	157	23,802	67.3%	433
2010	50,432	35,101	1,519	36,619	1,099	37,718	74.8%	2,618
2011	69,623	37,879	1,899	39,779	1,467	41,246	59.2%	3,367
2012	89,856	44,856	6,814	51,670	2,821	54,491	60.6%	9,635
2013	111,552	61,169	7,398	68,567	10,311	78,878	70.7%	17,709
2014	131,428	42,117	22,650	64,767	15,355	80,123	61.0%	38,005
2015	78,561	9,689	22,524	32,214	35,784	67,998	86.6%	58,308

Total	988,007	543,280	64,200	607,480	67,755	675,235	68.3%	131,956

Year-End 2015 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

General Casualty Reinsurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	329	3,688	7,670	10,682	13,471	15,290	16,500	17,685	18,347	18,481	18,814	18,880	18,770	18,838
2003	705	3,063	5,962	11,466	21,916	26,087	27,838	30,357	32,877	35,385	36,800	37,497	37,888
2004	648	1,088	6,331	11,850	21,718	28,466	37,451	40,561	44,091	45,848	48,522	50,357
2005	119	1,584	9,500	19,705	31,410	41,416	50,092	57,041	59,700	61,398	62,981
2006	944	6,183	20,496	34,829	43,542	51,219	56,562	63,383	67,263	68,375
2007	3	3,135	10,113	26,839	39,243	49,828	59,483	64,482	68,737
2008	29	1,468	13,077	22,515	34,675	49,334	63,918	67,237
2009	460	4,842	16,498	27,254	44,857	54,216	62,013
2010	474	24,314	44,312	61,016	78,894	92,055
2011	805	11,071	32,168	47,822	80,659
2012	842	10,435	22,198	46,894
2013	75	1,582	8,992
2014	(110)	1,877
2015	(120)

Reported Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	346	5,531	10,970	18,737	19,011	19,864	20,694	19,214	19,906	19,931	19,860	19,869	19,871	19,821
2003	1,588	8,176	11,853	21,884	28,983	29,495	32,262	33,460	36,363	37,525	38,890	40,070	40,625
2004	1,357	9,066	14,254	23,012	36,152	44,510	45,306	48,467	53,339	55,342	59,751	62,016
2005	2,055	11,283	23,806	34,636	44,890	51,272	55,714	63,185	63,357	64,889	65,470
2006	2,623	20,000	38,130	50,831	56,623	63,541	66,404	70,525	71,275	72,178
2007	941	9,690	34,772	47,073	57,898	67,883	69,365	70,737	76,163
2008	1,559	13,540	37,453	48,159	61,639	71,716	77,206	74,489
2009	1,256	20,052	37,081	55,522	60,445	62,755	67,585
2010	10,371	43,750	65,948	88,937	105,311	112,077
2011	2,720	20,858	59,482	86,234	112,280
2012	2,862	32,477	53,674	82,544
2013	2,305	9,922	24,546
2014	1,261	11,243
2015	3,780

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	4%	18%	33%	56%	57%	59%	62%	57%	59%	59%	59%	59%	59%	59%
2003	3%	9%	12%	22%	29%	29%	32%	33%	36%	37%	39%	40%	40%
2004	2%	8%	11%	19%	29%	36%	37%	40%	43%	45%	49%	51%
2005	2%	8%	15%	22%	29%	33%	36%	40%	40%	41%	42%
2006	6%	16%	29%	39%	44%	49%	51%	54%	55%	55%
2007	2%	7%	25%	33%	40%	48%	48%	49%	53%
2008	4%	11%	29%	37%	47%	55%	59%	57%
2009	2%	13%	24%	36%	39%	40%	43%
2010	18%	29%	38%	50%	60%	63%
2011	5%	12%	28%	40%	52%
2012	5%	21%	31%	47%
2013	4%	6%	14%
2014	2%	8%
2015	9%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	33,674	18,838	983	19,821	895	20,716	61.5%	1,878
2003	100,666	37,888	2,737	40,625	3,946	44,571	44.3%	6,683
2004	122,804	50,357	11,659	62,016	6,545	68,561	55.8%	18,204
2005	156,591	62,981	2,488	65,470	8,445	73,914	47.2%	10,933
2006	130,499	68,375	3,803	72,178	9,914	82,092	62.9%	13,717
2007	143,407	68,737	7,425	76,163	12,682	88,845	62.0%	20,108
2008	131,509	67,237	7,252	74,489	16,188	90,677	69.0%	23,440
2009	156,512	62,013	5,572	67,585	25,578	93,162	59.5%	31,150
2010	176,883	92,055	20,022	112,077	35,285	147,362	83.3%	55,307
2011	213,867	80,659	31,621	112,280	53,389	165,669	77.5%	85,010
2012	174,798	46,894	35,650	82,544	60,312	142,856	81.7%	95,962
2013	181,598	8,992	15,554	24,546	101,211	125,757	69.2%	116,765
2014	138,876	1,877	9,366	11,243	85,627	96,870	69.8%	94,993
2015	43,756	(120)	3,900	3,780	27,603	31,383	71.7%	31,503

Total	1,905,442	666,783	158,033	824,816	447,621	1,272,437	66.8%	605,654

Year-End 2015 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

Professional Liability Lines Reinsurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	—	915	1,676	4,405	10,898	12,884	14,202	15,561	16,061	16,838	16,776	17,687	18,171	18,171
2003	0	191	1,274	3,207	12,429	16,125	21,385	24,308	26,798	27,514	28,948	29,171	29,178
2004	9	345	5,373	10,445	19,634	24,920	31,103	32,512	34,241	36,816	37,907	38,336
2005	8	786	6,852	22,841	34,827	42,900	48,475	51,477	57,077	63,133	68,342
2006	1	711	7,112	20,254	32,692	45,159	50,719	58,489	65,385	69,666
2007	5	1,263	11,453	41,443	68,496	100,132	122,355	137,600	151,473
2008	37	1,632	9,445	23,652	44,426	54,163	68,333	80,768
2009	17	1,675	6,595	15,484	23,175	29,499	37,631
2010	68	2,179	8,870	14,651	21,579	27,859
2011	19	620	3,943	7,703	15,263
2012	32	975	4,281	8,436
2013	69	1,557	6,598
2014	13	843
2015	16

Reported Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	—	3,594	12,221	21,012	22,717	22,060	22,297	21,292	19,469	19,553	18,660	18,524	18,374	18,284
2003	65	1,599	13,961	20,992	29,038	29,173	33,065	32,991	34,673	34,042	34,035	33,106	32,600
2004	818	7,863	20,102	33,441	36,042	35,729	42,846	41,468	41,678	40,904	41,478	41,303
2005	455	6,030	22,443	46,011	50,422	54,558	60,045	67,586	70,208	73,481	74,265
2006	71	7,219	26,724	49,999	59,704	65,386	72,804	82,405	77,608	79,419
2007	207	17,423	74,240	117,190	132,576	136,748	160,217	168,767	177,788
2008	2,659	13,893	35,866	57,744	75,391	81,166	98,846	106,262
2009	228	5,874	16,214	28,346	35,362	42,224	46,967
2010	546	5,328	14,096	24,452	32,641	37,107
2011	165	2,976	7,303	14,639	25,467
2012	394	4,681	8,065	13,302
2013	612	7,158	12,950
2014	201	4,373
2015	98

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	0%	8%	26%	46%	49%	48%	48%	46%	42%	42%	40%	40%	39%	39%
2003	0%	2%	15%	22%	29%	29%	33%	33%	35%	34%	34%	33%	33%
2004	1%	7%	17%	28%	30%	30%	36%	35%	35%	34%	35%	35%
2005	0%	3%	11%	22%	25%	27%	29%	33%	34%	36%	36%
2006	0%	4%	14%	26%	31%	34%	38%	43%	40%	41%
2007	0%	9%	35%	55%	62%	64%	75%	79%	83%
2008	4%	8%	19%	30%	40%	43%	52%	56%
2009	1%	5%	12%	21%	26%	31%	35%
2010	2%	5%	13%	22%	29%	33%
2011	1%	4%	9%	17%	30%
2012	2%	7%	11%	18%
2013	2%	11%	18%
2014	1%	6%
2015	1%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	46,832	18,171	113	18,284	1,574	19,858	42.4%	1,687
2003	99,806	29,178	3,423	32,600	3,502	36,102	36.2%	6,925
2004	119,156	38,336	2,967	41,303	5,461	46,764	39.2%	8,428
2005	204,393	68,342	5,923	74,265	13,016	87,281	42.7%	18,939
2006	193,375	69,666	9,753	79,419	13,343	92,762	48.0%	23,096
2007	214,022	151,473	26,315	177,788	20,510	198,298	92.7%	46,825
2008	190,067	80,768	25,494	106,262	23,114	129,376	68.1%	48,608
2009	134,776	37,631	9,335	46,967	27,561	74,527	55.3%	36,896
2010	111,129	27,859	9,248	37,107	33,411	70,518	63.5%	42,659
2011	83,803	15,263	10,204	25,467	29,598	55,065	65.7%	39,802
2012	74,963	8,436	4,866	13,302	34,887	48,189	64.3%	39,753
2013	70,068	6,598	6,352	12,950	30,872	43,822	62.5%	37,224
2014	75,410	843	3,530	4,373	44,399	48,772	64.7%	47,929
2015	14,538	16	82	98	9,623	9,722	66.9%	9,705

Total	1,632,339	552,580	117,605	670,186	290,871	961,056	58.9%	408,476

Year-End 2015 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

Specialty Lines Reinsurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	52	1,225	2,576	3,222	3,687	4,081	4,191	4,439	4,466	4,475	4,484	4,491	4,505	4,509
2003	15	911	2,398	3,399	4,519	4,767	4,994	5,053	5,121	5,193	5,224	5,312	5,317
2004	28	4,725	8,452	11,464	12,012	12,788	13,193	13,900	13,966	13,950	13,994	14,064
2005	162	5,261	11,664	17,420	19,990	21,405	22,123	22,281	22,650	23,144	23,178
2006	68	2,821	5,666	6,934	7,793	8,329	8,560	8,714	8,866	8,898
2007	279	4,098	7,242	8,936	10,047	10,686	11,036	11,269	11,307
2008	534	4,231	8,153	10,516	12,609	13,831	14,617	14,801
2009	121	2,196	4,283	6,338	6,635	6,962	7,045
2010	73	1,341	4,422	5,401	6,196	6,598
2011	2,364	11,911	21,269	27,966	30,582
2012	28,387	105,205	116,495	120,877
2013	1,123	71,855	89,202
2014	13,492	103,124
2015	3,634

Reported Loss & ALAE

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	270	3,065	4,472	4,580	4,963	4,700	4,691	4,629	4,623	4,609	4,587	4,591	4,583	4,582
2003	54	913	2,665	4,981	5,374	5,280	5,373	5,316	5,349	5,440	5,496	5,468	5,450
2004	58	9,520	12,888	14,833	14,317	14,489	14,614	14,481	14,429	14,252	14,246	14,233
2005	58	12,762	19,610	21,176	22,019	22,747	24,656	24,583	24,853	23,577	23,589
2006	69	6,022	7,949	8,880	9,035	9,226	9,256	9,185	9,162	9,131
2007	841	7,432	11,012	11,912	11,871	11,849	11,925	11,826	11,762
2008	1,072	12,929	15,978	14,912	15,238	15,256	15,631	15,496
2009	326	3,799	6,911	7,929	7,684	7,594	7,614
2010	237	8,968	10,997	7,008	7,278	7,214
2011	4,667	19,175	27,046	34,168	34,328
2012	37,939	115,884	123,568	128,583
2013	6,893	77,735	96,003
2014	16,641	111,077
2015	7,126

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)

Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132	144	156	168
2002	8%	27%	39%	38%	41%	39%	39%	38%	38%	38%	38%	38%	38%	38%
2003	1%	7%	13%	25%	27%	26%	27%	26%	27%	27%	27%	27%	27%
2004	0%	36%	38%	45%	43%	44%	44%	43%	43%	42%	42%	43%
2005	0%	41%	54%	58%	60%	62%	67%	66%	67%	64%	64%
2006	0%	20%	25%	29%	29%	30%	30%	30%	29%	29%
2007	4%	20%	28%	30%	30%	30%	31%	30%	30%
2008	5%	39%	47%	44%	45%	45%	46%	46%
2009	2%	12%	21%	24%	24%	23%	23%
2010	1%	23%	28%	18%	19%	19%
2011	11%	27%	36%	45%	45%
2012	34%	80%	84%	88%
2013	4%	40%	49%
2014	11%	57%
2015	4%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	12,191	4,509	72	4,582	18	4,600	37.7%	90
2003	20,150	5,317	133	5,450	55	5,506	27.3%	188
2004	33,465	14,064	169	14,233	109	14,342	42.9%	278
2005	36,994	23,178	411	23,589	266	23,855	64.5%	677
2006	31,134	8,898	233	9,131	315	9,446	30.3%	548
2007	39,029	11,307	455	11,762	448	12,210	31.3%	903
2008	33,975	14,801	695	15,496	691	16,188	47.6%	1,386
2009	32,704	7,045	569	7,614	643	8,257	25.2%	1,212
2010	38,951	6,598	616	7,214	1,740	8,954	23.0%	2,356
2011	76,081	30,582	3,746	34,328	4,591	38,919	51.2%	8,337
2012	146,273	120,877	7,706	128,583	5,792	134,374	91.9%	13,498
2013	196,408	89,202	6,802	96,003	11,870	107,873	54.9%	18,672
2014	193,366	103,124	7,952	111,077	25,339	136,416	70.5%	33,292
2015	165,034	3,634	3,492	7,126	112,540	119,666	72.5%	116,032

Total	1,055,752	443,136	33,051	476,187	164,418	640,605	60.7%	197,468

Year-End 2015 Global Loss Triangles - North American and Global Markets Segments

U.S. dollars in thousands

Insurance (Gross of Ceded Reinsurance) Premium/Loss Summary

Premium

Cal/Acc	Property		General Casualty		Prof. Liab. Lines		Healthcare		Specialty Lines		Asian Operations
Year	Written	Earned	Written	Earned	Written	Earned	Written	Earned	Written	Earned	Written	Earned
2002	376,526	196,237	166,995	88,051	141,612	59,558	73,076	39,904	—	—	—	—
2003	554,735	483,719	305,812	257,017	301,271	237,656	95,630	76,140	—	—	—	—
2004	547,959	565,327	352,392	332,389	358,020	321,801	142,160	120,800	—	—	—	—
2005	412,879	476,481	289,364	297,511	372,460	352,174	137,074	136,577	—	—	—	—
2006	463,900	441,138	276,940	275,405	434,999	395,104	156,698	150,401	—	—	—	—
2007	391,018	423,468	252,902	264,680	452,245	431,009	153,567	147,720	—	—	—	—
2008	327,491	357,588	235,939	243,673	498,544	457,068	184,055	170,600	—	—	—	—
2009	243,386	272,980	286,892	264,961	489,822	506,068	210,473	197,273	—	—	—	—
2010	226,751	235,337	309,689	288,877	467,161	475,071	228,810	222,171	1,874	153	—	—
2011	249,130	228,168	375,493	330,615	497,587	475,741	235,559	228,445	11,286	3,132	—	—
2012	278,357	264,979	467,288	405,906	557,944	523,397	234,339	238,007	31,065	13,764	—	—
2013	305,166	289,523	628,048	539,076	587,109	568,033	220,249	234,000	64,325	33,696	—	—
2014	333,677	315,217	745,852	655,564	623,273	585,137	202,714	205,536	91,291	73,707	—	—
2015	334,180	330,956	836,935	787,259	661,576	657,896	163,432	180,511	113,358	92,551	182,135	206,079

Total	5,045,154	4,881,118	5,530,542	5,030,983	6,443,625	6,045,712	2,437,835	2,348,083	313,198	217,004	182,135	206,079

Loss & ALAE

Accident	Property		General Casualty		Prof. Liab. Lines		Healthcare		Specialty Lines		Asian Operations
Year	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported
2002	56,709	56,709	48,104	55,948	62,604	62,740	8,027	8,027	—	—	—	—
2003	221,825	222,493	58,518	58,518	53,291	67,565	24,253	24,253	—	—	—	—
2004	408,790	409,191	49,065	57,440	48,794	53,869	17,115	17,115	—	—	—	—
2005	828,309	828,589	121,963	138,062	66,952	102,099	15,037	15,088	—	—	—	—
2006	216,058	217,415	110,471	110,494	193,541	194,987	22,482	26,865	—	—	48,780	49,017
2007	215,002	219,559	33,871	36,301	143,410	176,722	43,306	43,922	—	—	66,540	67,164
2008	319,800	319,882	121,446	122,533	241,210	264,896	43,490	47,031	—	—	64,886	65,667
2009	80,122	81,130	78,367	82,013	138,955	164,429	108,255	112,353	—	—	73,667	76,326
2010	214,366	216,345	161,520	177,221	130,212	163,323	85,166	93,921	—	—	67,094	71,048
2011	235,153	241,570	162,266	171,834	214,727	238,910	117,577	139,605	1	1	125,294	135,350
2012	194,558	199,051	134,238	179,476	221,047	317,095	80,110	122,157	3,172	3,172	100,936	116,508
2013	97,849	105,536	94,969	135,867	111,192	158,248	88,284	122,612	25,104	27,685	97,612	140,751
2014	112,313	149,927	86,552	140,662	88,784	131,614	12,043	26,124	56,929	71,924	73,501	150,398
2015	73,937	162,016	24,189	56,140	13,847	37,110	1,221	9,330	18,432	41,147	27,638	114,205

Total	3,274,791	3,429,413	1,285,538	1,522,508	1,728,568	2,133,609	666,366	808,403	103,637	143,929	745,948	986,436

Year-End 2015 Global Loss Triangles - North American and Global Markets Segments

U.S. dollars in thousands

Insurance (Net of Ceded Reinsurance) Premium/Loss Summary

Premium

Cal/Acc	Property		General Casualty		Prof. Liab. Lines		Healthcare		Specialty Lines		Asian Operations
Year	Written	Earned	Written	Earned	Written	Earned	Written	Earned	Written	Earned	Written	Earned
2002	300,021	171,696	166,995	88,051	141,612	59,558	73,076	39,904	—	—	—	—
2003	383,345	356,275	260,049	233,589	287,807	232,141	93,126	75,002	—	—	—	—
2004	308,623	333,170	283,611	271,204	330,125	304,598	126,731	114,883	—	—	—	—
2005	170,895	226,828	227,791	236,235	323,624	327,118	106,857	118,565	—	—	—	—
2006	193,652	190,783	209,939	214,002	363,937	344,329	124,109	124,024	—	—	—	—
2007	176,420	180,460	173,100	192,099	346,655	349,449	120,773	117,774	—	—	—	—
2008	169,889	173,790	150,779	162,754	386,010	343,474	149,237	131,228	—	—	—	—
2009	123,178	142,962	196,214	172,311	371,458	386,508	165,143	150,491	—	—	—	—
2010	134,465	129,734	205,860	193,929	351,408	355,205	176,539	169,302	1,874	153	—	—
2011	164,417	142,243	253,209	220,139	359,821	351,111	178,860	173,039	7,983	2,478	—	—
2012	207,063	188,204	309,644	270,124	379,394	366,967	173,187	175,742	20,487	9,472	—	—
2013	201,461	198,821	411,478	357,511	406,251	391,645	165,312	173,618	42,941	24,246	—	—
2014	206,521	200,906	528,544	446,852	473,943	419,098	153,833	158,205	55,993	47,673	—	—
2015	195,552	202,736	614,400	577,075	557,590	528,712	118,523	137,088	74,811	60,933	121,330	160,952

Total	2,935,501	2,838,609	3,991,613	3,635,876	5,079,637	4,759,913	1,925,308	1,858,865	204,090	144,956	121,330	160,952

Loss & ALAE

Accident	Property		General Casualty		Prof. Liab. Lines		Healthcare		Specialty Lines		Asian Operations
Year	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported
2002	49,071	49,071	48,104	55,948	62,604	62,740	8,027	8,027	—	—	—	—
2003	179,408	179,635	58,461	58,461	51,779	66,053	24,253	24,253	—	—	—	—
2004	301,686	301,825	46,003	54,047	48,753	53,828	17,104	17,104	—	—	—	—
2005	358,472	358,571	97,165	113,264	63,619	98,764	13,447	13,498	—	—	—	—
2006	98,621	99,738	74,341	74,359	170,219	171,403	16,954	21,337	—	—	31,757	31,963
2007	101,753	106,131	28,317	30,716	124,537	151,246	36,705	37,306	—	—	50,615	47,364
2008	186,331	186,081	78,887	79,830	191,611	208,158	37,696	39,609	—	—	43,755	44,155
2009	54,405	55,152	58,105	59,375	123,911	146,265	80,258	84,294	—	—	44,498	45,110
2010	148,427	149,563	105,997	116,026	120,741	145,951	74,041	82,401	—	—	49,333	51,970
2011	169,427	174,052	113,332	122,719	181,956	200,787	98,366	117,799	1	1	72,641	79,827
2012	153,044	156,537	112,881	150,327	180,281	253,628	61,599	92,926	1,998	2,027	78,910	90,749
2013	79,478	85,383	84,333	119,592	108,156	148,771	61,265	90,164	17,067	18,638	70,518	104,889
2014	86,228	112,712	74,776	121,306	78,142	117,013	11,793	25,499	34,232	44,486	60,915	123,577
2015	55,528	111,974	21,702	52,157	13,325	35,989	1,198	8,980	13,123	27,582	23,468	95,842

Total	2,021,879	2,126,425	1,002,402	1,208,127	1,519,636	1,860,596	542,706	663,196	66,422	92,733	526,409	715,447

Year-End 2015 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

Reinsurance (Gross of Ceded Reinsurance) Premium/Loss Summary

Premium

Treaty	Property Catastrophe		Property Per Risk		General Casualty		Prof. Liab. Lines		Specialty Lines
Year	Written	Earned	Written	Earned	Written	Earned	Written	Earned	Written	Earned
2002	41,285	41,285	64,246	64,246	33,674	33,674	46,832	46,832	12,191	12,191
2003	61,251	61,251	66,185	66,185	100,666	100,666	99,806	99,806	20,150	20,150
2004	68,026	68,026	75,097	75,097	122,804	122,804	119,156	119,156	38,251	38,251
2005	82,969	82,969	77,039	77,039	156,722	156,722	204,393	204,393	41,190	41,190
2006	67,244	67,244	67,928	67,928	130,679	130,679	193,375	193,375	31,134	31,134
2007	72,659	72,659	41,845	41,845	143,668	143,668	214,022	214,022	39,029	39,029
2008	67,074	67,074	33,092	33,092	131,947	131,947	190,067	190,067	33,975	33,975
2009	82,896	82,896	35,343	35,343	156,783	156,783	134,776	134,776	32,704	32,704
2010	136,364	136,364	50,432	50,432	177,408	177,408	111,129	111,129	39,487	39,487
2011	198,861	198,861	69,623	69,623	213,853	213,867	83,803	83,803	77,872	77,872
2012	254,544	254,544	103,612	103,612	174,878	174,798	74,963	74,963	148,151	148,151
2013	331,472	331,064	125,818	125,818	182,223	182,127	70,068	70,068	198,000	198,000
2014	330,578	326,146	145,127	141,402	151,922	139,936	86,389	75,410	200,104	196,573
2015	285,242	225,351	121,770	78,670	125,036	44,263	61,577	14,538	193,321	166,208

Total	2,080,468	2,015,736	1,077,157	1,030,332	2,002,266	1,909,343	1,690,356	1,632,339	1,105,557	1,074,913

Loss & ALAE

Treaty	Property Catastrophe		Property Per Risk		General Casualty		Prof. Liab. Lines		Specialty Lines
Year	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported
2002	4,336	4,336	29,093	29,099	18,838	19,821	18,171	18,284	4,509	4,582
2003	7,237	7,237	34,866	34,888	37,888	40,625	29,178	32,600	5,317	5,450
2004	61,815	61,815	78,232	78,283	50,357	62,016	38,336	41,303	15,572	15,741
2005	154,049	154,074	86,777	87,226	62,981	65,470	68,342	74,265	23,803	24,214
2006	9,917	10,096	29,869	29,942	68,375	72,178	69,666	79,419	8,898	9,131
2007	12,644	12,644	19,999	20,328	68,737	76,163	151,473	177,788	11,307	11,762
2008	33,722	33,733	17,201	17,391	67,237	74,489	80,768	106,262	14,801	15,496
2009	4,834	5,058	23,369	23,645	62,013	67,585	37,631	46,967	7,045	7,614
2010	99,303	103,368	35,101	36,619	92,055	112,077	27,859	37,107	6,598	7,214
2011	123,346	124,389	37,879	39,779	80,659	112,280	15,263	25,467	31,146	34,891
2012	80,421	83,746	52,681	60,148	46,894	82,544	8,436	13,302	121,405	129,111
2013	64,536	71,553	69,516	78,286	8,992	24,546	6,598	12,950	89,202	96,003
2014	86,011	105,010	45,378	69,432	1,877	11,243	843	4,373	103,124	111,077
2015	6,524	34,481	9,689	32,214	(120)	3,780	16	98	3,634	7,126

Total	748,695	811,540	569,650	637,281	666,783	824,816	552,580	670,186	446,361	479,412

Year-End 2015 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

Reinsurance (Net of Ceded Reinsurance) Premium/Loss Summary

Premium

Treaty	Property Catastrophe		Property Per Risk		General Casualty		Prof. Liab. Lines		Specialty Lines
Year	Written	Earned	Written	Earned	Written	Earned	Written	Earned	Written	Earned
2002	41,285	41,285	64,246	64,246	33,674	33,674	46,832	46,832	12,191	12,191
2003	61,251	61,251	66,185	66,185	100,666	100,666	99,806	99,806	20,150	20,150
2004	59,976	59,976	75,097	75,097	122,804	122,804	119,156	119,156	33,465	33,465
2005	69,029	69,029	74,579	74,579	156,591	156,591	204,393	204,393	36,994	36,994
2006	66,180	66,180	67,502	67,502	130,499	130,499	193,375	193,375	31,134	31,134
2007	72,592	72,592	41,845	41,845	143,407	143,407	214,022	214,022	39,029	39,029
2008	66,993	66,993	31,760	31,760	131,509	131,509	190,067	190,067	33,975	33,975
2009	82,816	82,816	35,343	35,343	156,512	156,512	134,776	134,776	32,704	32,704
2010	136,347	136,347	50,432	50,432	176,883	176,883	111,129	111,129	38,951	38,951
2011	198,859	198,859	69,623	69,623	213,853	213,867	83,803	83,803	76,081	76,081
2012	254,542	254,542	89,856	89,856	174,878	174,798	74,963	74,963	146,273	146,273
2013	304,897	304,488	111,552	111,552	181,695	181,598	70,068	70,068	196,408	196,408
2014	314,324	309,892	133,737	131,428	150,863	138,876	86,389	75,410	196,896	193,366
2015	255,117	198,810	121,590	78,561	124,351	43,756	61,577	14,538	190,913	165,034

Total	1,984,209	1,923,061	1,033,346	988,007	1,998,186	1,905,442	1,690,356	1,632,339	1,085,162	1,055,752

Loss & ALAE

Treaty	Property Catastrophe		Property Per Risk		General Casualty		Prof. Liab. Lines		Specialty Lines
Year	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported
2002	4,336	4,336	29,093	29,099	18,838	19,821	18,171	18,284	4,509	4,582
2003	7,237	7,237	34,866	34,888	37,888	40,625	29,178	32,600	5,317	5,450
2004	60,855	60,855	78,232	78,283	50,357	62,016	38,336	41,303	14,064	14,233
2005	114,733	114,759	79,839	80,288	62,981	65,470	68,342	74,265	23,178	23,589
2006	9,917	10,096	29,869	29,942	68,375	72,178	69,666	79,419	8,898	9,131
2007	12,644	12,644	19,999	20,328	68,737	76,163	151,473	177,788	11,307	11,762
2008	33,722	33,733	17,201	17,391	67,237	74,489	80,768	106,262	14,801	15,496
2009	4,834	5,058	23,369	23,645	62,013	67,585	37,631	46,967	7,045	7,614
2010	99,303	103,368	35,101	36,619	92,055	112,077	27,859	37,107	6,598	7,214
2011	123,346	124,389	37,879	39,779	80,659	112,280	15,263	25,467	30,582	34,328
2012	80,421	83,746	44,856	51,670	46,894	82,544	8,436	13,302	120,877	128,583
2013	64,536	71,553	61,169	68,567	8,992	24,546	6,598	12,950	89,202	96,003
2014	86,011	105,010	42,117	64,767	1,877	11,243	843	4,373	103,124	111,077
2015	6,524	34,481	9,689	32,214	(120)	3,780	16	98	3,634	7,126

Total	708,420	771,265	543,280	607,480	666,783	824,816	552,580	670,186	443,136	476,187

IV.                               SELECTED EXCERPTS FROM ALLIED WORLD’S 2015 10-K DISCLOSURE

The reserve for losses and loss expenses is comprised of two main elements: outstanding loss reserves, also known as case reserves, and reserves for IBNR.  Outstanding loss reserves relate to known claims and represent management’s best estimate of the likely loss settlement.  IBNR reserves relate primarily to unreported events that, based on industry information, management’s experience and actuarial evaluation, can reasonably be expected to have occurred and are reasonably likely to result in a loss to our company.  IBNR reserves also relate to estimated development of reported events that based on industry information, management’s experience and actuarial evaluation, can reasonably be expected to reach our attachment point and are reasonably likely to result in a loss to our company.  We also include in IBNR changes in the values of claims that have been reported to us but are not yet settled.  Each claim is settled individually based upon its merits and it is not unusual for a claim to take years after being reported to settle, especially if legal action is involved.  As a result, reserves for losses and loss expenses include significant estimates for IBNR reserves.

The reserve for IBNR is estimated by management for each line of business based on various factors, including underwriters’ expectations about loss experience, actuarial analysis, comparisons with the results of industry benchmarks and loss experience to date.  We implicitly factor into IBNR inflation by assuming an inflation rate consistent with historical trends.  The reserve for IBNR is calculated as the ultimate amount of losses and loss expenses less cumulative paid losses and loss expenses and case reserves.  Our actuaries employ generally accepted actuarial methodologies to determine estimated ultimate loss reserves.

While management believes that our case reserves and IBNR reserves are sufficient to cover losses assumed by us, there can be no assurance that losses will not deviate from our reserves, possibly by material amounts.  The methodology of estimating loss reserves is periodically reviewed to ensure that the assumptions made continue to be appropriate.  To the extent actual reported losses exceed estimated losses, the carried estimate of the ultimate losses will be increased (i.e., unfavorable reserve development), and to the extent actual reported losses are less than estimated losses, the carried estimate of ultimate losses will be reduced (i.e., favorable reserve development).  We record any changes in our loss reserve estimates and the related reinsurance recoverables in the periods in which they are determined.  Determining whether our estimated losses are sufficient to cover all reported and non-reported claims involves a high degree of judgment.  It is our practice to address unfavorable loss emergence early in our long-tail lines of business while we tend to recognize favorable loss emergence more slowly in our long-tail lines once actual loss emergence and data provides greater confidence around the adequacy of ultimate estimates.

In certain lines of business, claims are generally reported and paid within a relatively short period of time (“short-tail lines”) during and following the policy coverage period.  This generally enables us to determine with greater certainty our estimate of ultimate losses and loss expenses.  The estimate of reserves for our short-tail lines of business and products, such as property, crop, aviation, marine, motor, personal accident and workers compensation catastrophe (re)insurance relies primarily on traditional loss reserving methodologies, utilizing selected paid and reported loss development factors.

Our casualty insurance and casualty reinsurance lines of business include general liability risks, healthcare, professional liability and other specialty risks.  Claims may be reported or settled several years after the coverage period has terminated for these lines of business (“long-tail lines”), which increases uncertainties of our reserve estimates in such lines.  In addition, our attachment points for these long-tail lines can be relatively high, making reserving for these lines of business more difficult than short-tail lines due to having to estimate whether the severity of the estimated losses will exceed our attachment point.  We establish a case reserve when sufficient information is gathered to make a reasonable estimate of the liability, which often requires a significant amount of information and time.  Due to the lengthy reporting pattern of these casualty lines, reliance is placed on industry benchmarks supplemented by our own experience.  For expected loss ratio selections, we consider our existing experience supplemented with analysis of loss trends, rate changes and experience of peer companies.

Our reinsurance treaties are reviewed individually, based upon individual characteristics and loss experience emergence.  Loss reserves on assumed reinsurance often have unique features that make them more difficult to estimate than direct insurance.  We establish loss reserves upon receipt of advice from a cedent that a reserve is merited.  Our claims staff may establish additional loss reserves where, in their judgment, the amount reported by a cedent is potentially inadequate.  The following are the most significant features that make estimating loss reserves on assumed reinsurance difficult:

•                                          Reinsurers have to rely upon the cedents and reinsurance intermediaries to report losses in a timely fashion.

•                                          Reinsurers must rely upon cedents to price the underlying business appropriately.

•                                          Reinsurers have less predictable loss emergence patterns than direct insurers, particularly when writing excess-of-loss reinsurance.

For excess-of-loss reinsurance, cedents generally are required to report losses that either exceed 50% of the retention, have a reasonable probability of exceeding the retention or meet serious injury reporting criteria.  For quota share reinsurance treaties, cedents are required to give a periodic statement of account, generally monthly or quarterly.  These periodic statements typically include information regarding written premiums, earned premiums, unearned premiums, ceding commissions, brokerage amounts, applicable taxes, paid losses and outstanding losses.  They can be submitted 60 to 90 days after the close of the reporting period.  Some quota share reinsurance treaties have specific language regarding earlier notice of serious claims.

Reinsurance generally has a greater time lag than direct insurance in the reporting of claims.  The time lag is caused by the claim first being reported to the cedent, then the intermediary (such as a broker) and finally the reinsurer.  This lag can be up to six months or longer in certain cases.  There is also a time lag because the insurer may not be required to report claims to the reinsurer until certain reporting criteria are met.  In some instances this could be several years while a claim is being litigated.  We use reporting factors based on data from the Reinsurance Association of America to adjust for time lags.  We also use historical treaty-specific reporting factors when applicable.  Loss and premium information are entered into our reinsurance system by our claims department and our accounting department on a timely basis.

We record the individual case reserves sent to us by the cedents through the reinsurance intermediaries.  Individual claims are reviewed by our reinsurance claims department and adjusted as deemed appropriate.  The loss data received from the intermediaries is checked for reasonableness and for known events.  Details of the loss listings are reviewed during routine claim audits.

The expected loss ratios that we assign to each treaty are based upon analysis and modeling performed by a team of pricing actuaries.  The historical data reviewed by the team of pricing actuaries is considered in setting the reserves for each cedent.  The historical data in the submissions is matched against our carried reserves for our historical treaty years.

Loss reserves do not represent an exact calculation of liability.  Rather, loss reserves are estimates of what we expect the ultimate resolution and administration of claims will cost.  These estimates are based on actuarial and statistical projections and on our assessment of currently available data, as well as estimates of future trends in claims severity and frequency, judicial theories of liability and other factors.  Loss reserve estimates are refined as experience develops and as claims are reported and resolved.  In addition, the relatively long periods between when a loss occurs and when it may be reported to our claims department for our casualty insurance and casualty reinsurance lines of business increase the uncertainties of our reserve estimates in such lines.

We utilize a variety of standard actuarial methods in our analysis.  The selections from these various methods are based on the loss development characteristics of the specific line of business.  For lines of business with long reporting periods such as casualty reinsurance, we may rely more on an expected loss ratio method (as described below) until losses begin to develop.  For lines of business with short reporting periods such as property insurance, we may rely more on a paid loss development method (as described below) as losses are reported relatively quickly.  The actuarial methods we utilize include:

Paid Loss Development Method.   We estimate ultimate losses by calculating past paid loss development factors and applying them to exposure periods with further expected paid loss development.  The paid loss development method assumes that losses are paid at a consistent rate.  The paid loss development method provides an objective test of reported loss projections because paid losses contain no reserve estimates.  In some circumstances, paid losses for recent periods may be too varied for accurate predictions.  For many coverages, especially casualty coverages, claim payments are made slowly and it may take years for claims to be fully reported and settled.  These payments may be unreliable for determining future loss projections because of shifts in settlement patterns or because of large settlements in the early stages of development.  Choosing an appropriate “tail factor” to determine the amount of payments from the latest development period to the ultimate development period may also require considerable judgment, especially for coverages that have long payment patterns.  When necessary, we have had to supplement our paid loss development patterns with appropriate benchmarks.

Reported Loss Development Method.   We estimate ultimate losses by calculating past reported loss development factors and applying them to exposure periods with further expected reported loss development.  Since reported losses include payments and case reserves, changes in both of these amounts are incorporated in this method.  This approach provides a larger volume of data to estimate ultimate losses than the paid loss development method.  Thus, reported loss patterns may be less varied than paid loss patterns, especially for coverages that have historically been paid out over a long period of time but for which claims are reported relatively early and have case loss reserve estimates established.  This method assumes that reserves have been established using consistent practices over the historical period that is reviewed.  Changes in claims handling procedures, large claims or significant numbers of claims of an unusual nature may cause results to be too varied for accurate forecasting.  Also, choosing an appropriate “tail factor” to determine the change in reported loss from the latest development period to the ultimate development period may require considerable judgment.  When necessary, we have had to supplement our reported loss development patterns with appropriate benchmarks.

Expected Loss Ratio Method.   To estimate ultimate losses under the expected loss ratio method, we multiply earned premiums by an expected loss ratio.  The expected loss ratio is selected utilizing industry data, historical company data and professional judgment.  This method is particularly useful for new lines of business where there are no historical losses or where past loss experience is not credible.

Bornhuetter-Ferguson Paid Loss Method.   The Bornhuetter-Ferguson paid loss method is a combination of the paid loss development method and the expected loss ratio method.  The amount of losses yet to be paid is based upon the expected loss ratios and the expected percentage of losses unpaid.  These expected loss ratios are modified to the extent paid losses to date differ from what would have been expected to have been paid based upon the selected paid loss development pattern.  This method avoids some of the distortions that could result from a large development factor being applied to a small base of paid losses to calculate ultimate losses.  This method will react slowly if actual loss ratios develop differently because of major changes in rate levels, retentions or deductibles, the forms and conditions of reinsurance coverage, the types of risks covered or a variety of other changes.

Bornhuetter-Ferguson Reported Loss Method.   The Bornhuetter-Ferguson reported loss method is similar to the Bornhuetter-Ferguson paid loss method with the exception that it uses reported losses and reported loss development factors.

During 2015, 2014 and 2013, we adjusted our reliance on actuarial methods utilized for certain casualty lines of business and loss years within each of our operating segments shifting from the expected loss ratio method to the Bornhuetter-Ferguson reported loss method to varying degrees depending on the class of business, for example excess casualty versus primary casualty, and how old the loss year is.  Placing greater reliance on more responsive actuarial methods for certain casualty lines of business and loss years within each of our operating segments is a natural progression that allows us to further refine our estimate of the reserve for losses and loss expenses.  We believe utilizing only the Bornhuetter-Ferguson reported loss method for certain older loss years will more accurately reflect the reported loss activity we have had thus far in our ultimate loss ratio selections, and will better reflect how the ultimate losses will develop over time.  We will continue to utilize the expected loss ratio method for the most recent loss years until we have sufficient experience to utilize other acceptable actuarial methodologies.

The key assumptions used to arrive at our best estimate of loss reserves are the expected loss ratios, rate of loss cost inflation, selection of benchmarks and reported and paid loss emergence patterns.  Our reporting factors and expected loss ratios are based on a blend of our own experience and industry benchmarks for long-tailed business and primarily our own experience for short-tail business.  The benchmarks selected were those that we believe are most similar to our underwriting business.

Our expected loss ratios for short-tail lines change from year to year.  As our losses from short-tail lines of business are reported relatively quickly, we select our expected loss ratios for the most recent years based upon our actual loss ratios for our older years adjusted for rate changes, inflation, cost of reinsurance and average storm activity.  For the short-tail lines, we initially used benchmarks for reported and paid loss emergence patterns.  We continue to supplement those benchmark patterns with our actual patterns as appropriate.  For the long-tail lines, we continue to use benchmark patterns, although we supplement the benchmark patterns with internal company data as appropriate.

For short-tail lines, the primary assumption that changed during both 2015 as compared to 2014 and 2014 as compared to 2013 as it relates to prior year losses was that actual paid and reported loss emergence patterns were generally less severe than estimated for each year due to lower frequency and severity of reported losses.  As a result of this change, we recognized net favorable prior year reserve development in both 2015 and 2014.

During the years ended December 31, 2015, 2014 and 2013, we incurred $60.5 million, $65.0 million and $13.5 million of catastrophe-related losses.  We classify catastrophe losses as those losses that result from a major singular event or series of similar events (such as tornadoes) which are assigned a catastrophe loss number by industry data services, where our consolidated net losses are expected to be at least $10 million per loss event or series of similar events and where we believe it is important to our investors’ understanding of our operations.

We will continue to evaluate and monitor the development of these losses and the impact it has on our current and future assumptions.  We believe recognition of the reserve changes in the period they were recorded was appropriate since a pattern of reported losses had not emerged and the loss years were previously too immature to deviate from the expected loss ratio method in prior periods.

The selection of the expected loss ratios for the long-tail lines is our most significant assumption.  Due to the lengthy reporting pattern of long-tail lines, we supplement our own experience with industry benchmarks of expected loss ratios and reporting patterns.  For our older loss years that are long-tail lines, the primary assumption that changed during both 2015 as compared to 2014 and 2014 as compared to 2013 as it relates to prior year losses was using the Bornhuetter-Ferguson loss development method for certain casualty lines of business and loss years as discussed previously.  This method calculated a lower projected loss ratio based on loss emergence patterns to date.  As a result of the change in the expected loss ratio, we recognized net favorable prior year reserve development in 2015, 2014 and 2013.  For the years ended December 31, 2015, and 2014, we recorded a decrease in losses and loss expenses of $92.6 million and $159.7 million, respectively, as a result of shifting from the expected loss ratio method to the Bornhuetter-Ferguson method for older loss years.  Also during 2015, actual paid and reported loss emergence for our casualty and healthcare lines of business was more severe than estimated in our North American Insurance segment for the 2012 through 2014 loss years.  The additions to the 2012 through 2014 loss years are consistent with our practice of addressing unfavorable loss emergence early in our long-tail lines of business.  We believe that recognition of the reserve changes in the period they were recorded was appropriate since a pattern of reported losses had not emerged and the loss years were previously too immature to deviate from the expected loss ratio method in prior periods.

V.                                    GLOSSARY

Accident year	The year in which the event occurred that triggers a claim to us. All years referred to are years ending December 31.

ALAE	Allocated loss adjustment expense, which is an estimate of the associated external expenses to be incurred in settling a claim. ALAE includes the costs of third party loss assessors and legal experts.

Assumed reinsurance	That portion of a risk that a reinsurer accepts from a cedent in return for a stated premium.

Attachment point	The loss point at which an insurance or reinsurance policy becomes operative and below which any losses are retained by either the insured or other insurers or reinsurers, as the case may be.

Case reserves	Loss reserves established with respect to specific individual reported claims.

Casualty lines	Insurance that is primarily concerned with losses due to injuries to persons and liability imposed on the insured for such injury or for damage to the property of others.

Catastrophe reinsurance

A form of excess-of-loss reinsurance that, subject to a specified limit, indemnifies the ceding company for the amount of loss in excess of a specified retention with respect to an accumulation of losses resulting from a catastrophic event. The actual reinsurance document is called a “catastrophe cover.” These reinsurance contracts are typically designed to cover property insurance losses but can be written to cover other types of insurance losses such as workers’ compensation policies.

Cede, cedent or ceding company	When an insurer transfers some or all of its risk to a reinsurer, it “cedes” business and is referred to as the “ceding company” or “cedent.”

Claims-made policies	A liability policy covering all claims first advised during the term of the insurance policy, as long as the loss occurred after the retroactive date listed in the policy.

Deductible

The amount of exposure an insured retains on any one risk or group of risks. The term may apply to an insurance policy, where the insured is an individual or business, or a reinsurance contract, where the reinsured is an insurance company. See “Retention.”

D&O side A cover

Insurance that provides liability coverage to directors and officers for non-indemnified losses arising from their negligence or malfeasance. Coverage applies only if the directors and officers are not indemnified by their company for such loss. Such coverage is provided on both an excess basis (i.e., policy attaches after all underlying policy limits are exhausted) and on a “difference-in-conditions” basis (i.e., policy drops down and attaches at a lower attachment point due to the failure or inability of the underlying policy(ies) to pay the loss).

Earned premiums

That portion of premiums written that applies to the expired portion of the policy term. Earned premiums are recognized as revenues under both statutory accounting practice and accounting principles generally accepted in the United States of

America.

Employment practices liability insurance

Insurance that primarily provides liability coverage to organizations and their employees for losses arising from acts of discrimination, harassment and retaliation against current and prospective employees of the organization.

Errors and omissions	Insurance that provides liability coverage for claims arising from professional negligence or malpractice, subject to applicable exclusions, terms and conditions of the policy.

Excess or Excess layer	Insurance to cover losses in one or more layers above a certain amount with losses below that amount usually covered by the insured’s primary policy and its self-insured retention.

Excess-of-loss reinsurance	Reinsurance that indemnifies the insured against all or a specified portion of losses over a specified amount or retention.

Exclusions	Provisions in an insurance or reinsurance policy excluding certain risks or otherwise limiting the scope of coverage.

Exposure	The possibility of loss. A unit of measure of the amount of risk a company assumes.

Facultative reinsurance	The reinsurance of all or a portion of the insurance provided by a single policy. Each policy reinsured is separately negotiated.

Fiduciary liability insurance	Insurance that primarily provides liability coverage to fiduciaries of employee benefit and welfare plans for losses arising from the breach of any fiduciary duty owed to plan beneficiaries.

General casualty	Insurance that is primarily concerned with losses due to injuries to persons and liability imposed on the insured for such injury or for damage to the property of others.

Global loss triangles

A table of loss experience showing total losses for a certain period at regular valuation dates, reflecting the change in amounts as claims mature. Older periods in the table will have one more entry than the next youngest period, leading to the triangle shape of the data in the table.

Gross premiums written	Total premiums for insurance and reinsurance written during a given period.

Healthcare lines

Insurance coverage, often referred to as medical malpractice insurance, which addresses liability risks of doctors, surgeons, nurses, other healthcare professionals and the institutions (hospitals, clinics, etc.) in which they practice.

Incurred but not reported (“IBNR”) reserves	Reserves established by us for claims that have occurred but have not yet been reported to us as well as for changes in the values of claims that have been reported to us but are not yet settled.

LAE	The total of ALAE and ULAE.

Loss corridor

A mechanism contained in a reinsurance treaty that requires the cedent to be responsible for a certain amount of the ultimate net loss that is above the company’s designated retention and below the designated limit, and which would otherwise be reimbursed under the treaty. Loss corridors are employed to mitigate the volatility of reinsurance agreements.

Loss development

The difference between the original loss as initially reserved by an insurer or reinsurer and its subsequent evaluation at a later date or at the time of its closure. Loss development occurs because of inflation and time lags between the occurrence of claims and the time they are actually reported to an insurer or reinsurer. To account for these increases, a “loss development factor” or multiplier is usually applied to a claim or group of claims in an effort to more accurately project the ultimate amount that will be paid.

Loss reserves

Liabilities established by insurers and reinsurers to reflect the estimated cost of claims incurred that the insurer or reinsurer will ultimately be required to pay. Reserves are established for losses and for loss expenses, and consist of case reserves and IBNR reserves. As the term is used in this report, “loss reserves” is meant to include reserves for both losses and for loss expenses.

Loss year	The year to which a claim is attributed based upon the terms in the underlying policy or contract. All years referred to are years ending December 31.

Losses and loss expense ratio	Derived by dividing net losses and loss expenses by net earned premiums.

Losses and loss expenses

“Losses” are an occurrence that is the basis for submission or payment of a claim. Losses may be covered, limited or excluded from coverage, depending on the terms of the insurance policy or other insurance or reinsurance contracts. “Loss expenses” are the expenses incurred by an insurance or reinsurance company in settling a loss.

Losses discovered basis

Covers losses that are discovered by the insured during the policy period and a specified period thereafter (unless replaced with similar insurance), no matter when the loss occurred and it does not matter if the insured had prior coverage.

Net limits

The amount that an insurer or reinsurer will insure or reinsure for a specified risk, a portfolio of risks or on a single insured entity, less any applicable reinsurance purchased by such insurer or reinsurer. The term also refers to the maximum amount of benefit payable for a given claim or occurrence.

Occurrence policies	A liability policy covering all claims arising from an event that takes place during the policy period, regardless of when the claim is reported to us.

Occurrence-reported policies	A liability policy covering all claims arising from an event that takes place after a retroactive date specified in the policy and the claims must be reported to the insurer during the policy period.

Paid losses	Claim amounts paid to insureds or ceding companies.

Primary insurance

Insurance that absorbs the losses immediately above the insured’s retention layer. A primary insurer will pay up to a certain dollar amount of losses over the insured’s retention, at which point a higher layer excess insurer will be liable for additional losses. The coverage terms of a primary insurance layer typically assume an element of regular loss frequency.

Professional liability

Insurance that provides liability coverage to directors and officers, attorneys, doctors, accountants and other professionals who offer services to the general public and claim expertise in a particular area greater than the ordinary layperson for their negligence or malfeasance.

Property catastrophe coverage

In reinsurance, coverage that protects the ceding company against accumulated losses in excess of a stipulated sum that arise from a catastrophic event such as an earthquake, fire or windstorm. “Catastrophe loss” generally refers to the total loss of an insurer arising out of a single catastrophic event.

Quota share reinsurance	A proportional reinsurance treaty in which the ceding company cedes an agreed-on percentage of every risk it insures that falls within a class or classes of business subject to the treaty.

Reinsurance

The practice whereby one insurer, called the reinsurer, in consideration of a premium paid to that reinsurer, agrees to indemnify another insurer, called the ceding company, for part or all of the liability of the ceding company under one or more policies or contracts of insurance that it has issued.

Report year	The year in which a claim is reported to us. All years referred to are years ending December 31.

Reserves	Liabilities established by insurers and reinsurers to reflect the estimated cost of claims incurred that the insurer or reinsurer will ultimately be required to pay. Reserves are established for losses and for loss expenses, and consist of case reserves and IBNR reserves. As the term is used in this report, “reserves” are meant to include reserves for both losses and for loss expenses.

Retention

The amount of exposure an insured retains on any one risk or group of risks. The term may apply to an insurance policy, where the insured is an individual or business, or a reinsurance contract, where the insured is an insurance company. See “Deductible.”

Short tail	Lines of business where claims are generally reported and paid within a relatively short period of time following the policy coverage period.

Surplus treaty reinsurance

Reinsurance contracts under which the ceding company agrees to cede and the reinsurer agrees to assume part of every risk that exceeds the ceding company’s predetermined retention limit. The reinsurer shares in premiums and losses in the same proportion as it shares in the total policy limits of the risk.

Swing-rated premium

Earned premiums from a “swing-rated” reinsurance contract, which is a contract that links the ultimate amount of ceded premium to the ultimate loss ratio on the reinsured business. This type of reinsurance contract enables the cedent to retain a greater portion of premium if the ultimate loss ratio develops at a level below the initial loss threshold set by the reinsurers, but requires a higher amount of ceded premium if the ultimate loss ratio develops above the initial threshold.

Treaties	Reinsurance contracts under which

the ceding company agrees to cede and the reinsurer agrees to assume risks of a particular class or classes of business.

Treaty year	The year in which the contract incepts. Exposure from contracts incepting during the current treaty year will potentially affect both the current accident year as well future accident years.

ULAE	Means unallocated loss adjustment expenses, which are an assessment of the internal expenses required to settle claims.

Ultimate loss

Total of all expected settlement amounts, whether paid or reserved together with any associated loss adjustment expenses, and is the estimated total amount of loss at the measurement date. For purposes of this report, “ultimate loss” is the sum of paid losses, case reserves and IBNR.

Underwriter

An employee of an insurance or reinsurance company who examines, accepts or rejects risks and classifies accepted risks in order to charge an appropriate premium for each accepted risk. The underwriter is expected to select business that will produce an average risk of loss no greater than that anticipated for the class of business.